As filed with the Securities and Exchange Commission on April 25, 2014

Registration No. 33-12789

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 35 to

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2 ☒

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5400
(Address and Telephone Number of Principal Executive Office)

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266
(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700
Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b) of Rule 485;

☒           on April 25, 2014 pursuant to paragraph (b) of Rule 485;

☐            days after filing pursuant to paragraph (a) of Rule 485;

☐            on ____________ pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐            this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
April 25, 2014

Farm Bureau Life Insurance Company is offering an individual flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life ("Company," "we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•  death proceeds upon the Insured's death, and

•  a Net Cash Value upon partial or complete surrender of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current summary prospectuses or prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments

VP Capital Appreciation Fund

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

Calvert Variable Products, Inc.

Calvert VP Nasdaq-100® Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400® Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth and Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

Federated Insurance Series Fund

Federated Managed Tail Risk Fund II—Primary Shares (formerly Federated Capital Appreciation Fund II)

Federated Managed Volatility Fund II

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund—Class 2

Franklin Small Cap Value VIP Fund—Class 2

Franklin Small-Mid Cap Growth VIP Fund—Class 2

Franklin U.S. Government Securities VIP Fund—Class 2

Mutual Shares VIP Fund—Class 2

Templeton Growth VIP Fund—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau Life does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.
Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

(This page has been left blank intentionally.)

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

DEFINITIONS

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of the New York Stock Exchange (generally, 3:00 p.m. central time).

Cash Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

Company, we, us, our: Farm Bureau Life Insurance Company.

Declared Interest Option: An investment option under the Policy funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Variable Account.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Cash Value: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each Policy Year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy.

Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force.

Subaccount: A subdivision of the Variable Account which invests exclusively in a corresponding Investment Option.

Surrender Charge: A charge we assess at the time of any partial or complete surrender equal to the lesser of $25 or 2% of the amount surrendered.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which we receive at our Home Office.

SUMMARY OF THE POLICY

The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

The Policy is a flexible premium variable life insurance policy providing for:

●  death proceeds payable to the Beneficiary upon the Insured's death,

●  the accumulation of Cash Value,

●  surrender rights, and

●  loan privileges.

●  We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

●  You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY—Premiums.")

●  We do not guarantee the amount and/or duration of the life insurance coverage.

●  Cash Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

●  If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

●  You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY—Examination of Policy (Cancellation Privilege).")

●  See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

●  The Variable Account has 37 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT—Investment Options").

●  You may instruct us to allocate Net Premiums and transfer Cash Value to any of the Subaccounts.

●  We will allocate your initial Net Premium to the Declared Interest Option.

●  We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

(1)  the date we receive, at our Home Office, a Written Notice that you have received the Policy, or

(2)  25 days after the Delivery Date.

●  If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

●  We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

●  You may allocate or transfer all or a portion of your Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

●  You choose when to pay and how much to pay.

●  You must pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

●  We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS—Premium Expense Charge.")

POLICY BENEFITS

Cash Value Benefits (See "POLICY BENEFITS—Cash Value Benefits.")

●  Your Policy provides for a Cash Value. A Policy's Cash Value varies to reflect:

●  the amount and frequency of premium payments,

●  the investment performance of the Subaccounts,

●  interest earned on Cash Value in the Declared Interest Option,

●  Policy Loans,

●  partial surrenders, and

●  charges we assess under the Policy.

●  You may fully surrender your Policy and receive the Net Cash Value.

●  You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.

●  A partial or full surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Transfers (See "POLICY BENEFITS—Transfers.")

●  You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

●  You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

●  The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

●  We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY—Special Transfer Privilege" and "THE POLICY—Premiums—Allocating Net Premiums.")

Asset Allocation Program (See "POLICY BENEFITS—Asset Allocation Program.")

●  You may elect to participate in the asset allocation program and allocate all of your Net Premiums to one of the four (4) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Loans (See "POLICY BENEFITS—Loan Benefits.")

●  You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.

●  We charge you a maximum annual interest rate of 7.4%.

●  We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

●  Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Death Proceeds (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy contains two death benefit options:

●  Option A—the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Option B—the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

●  To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

●  You may change the Specified Amount or the death benefit option. Changing the Specified Amount or the death benefit option may have federal income tax consequences.

CHARGES (See "CHARGES AND DEDUCTIONS")

Premium Expense Charge

●  We deduct a premium expense charge equal to 7% of each premium. The remaining amount is the Net Premium.

Cash Value Charges

●  Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

●  a cost of insurance charge, plus

●  the cost of any additional insurance benefits added by rider, plus

●  a $3 administrative charge.

●  During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount or Specified Amount increase. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.

●  Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

●  We waive the transfer charge for the first twelve transfers during a Policy Year, but we may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

Charges Against the Variable Account

●  We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of 0.90%.

●  We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

●  Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option.

The following table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2013. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(1)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.75%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(2)	0.10%	1.75%

(1) For certain Investment Options, certain expenses were reimbursed or fees waived during 2013. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.35%

(2) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past April 30, 2015.

TAX TREATMENT (See "FEDERAL TAX MATTERS")

●  If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

●  If we issue a Policy on a substandard basis, it is not clear due to lack of guidance whether or not the Policy would qualify as a life insurance contract for federal income tax purposes, in all cases, particularly if you pay the full amount of premiums permitted under the Policy.

●  If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy—the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

●  If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

●  Even if a Policy qualifies as a life insurance contract for federal income tax purposes, it may be classified as a Modified Endowment Contract ("MEC"), depending on the amount and timing of premiums paid under the Policy. If the Policy is classified as a MEC, the federal tax treatment of distributions other than payment of the death benefit would be less favorable than if the Policy were not classified as a MEC.

State Variations

Policies issued in your state may provide different features and benefits from and impose different features and benefits from those described in this prospectus because of state law variations. These differences include, among other things, cancellation privileges and issue age limitations. Please note that this prospectus describes the material rights and obligations of a Policyowner, and the maximum and current fees and charges for all Policy features and benefits are set forth in the "CHARGES" section of this prospectus.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2013, Iowa Farm Bureau Federation owned shares of various classes representing 71.4% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. Assets held in our General Account are subject to our general liabilities from business operations.

The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund	● This Fund seeks capital growth. The Fund pursues this objective by investing primarily in the common stocks of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company's stock price relative to peer companies.
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.
VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.
VP Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

Calvert Variable Products, Inc. Calvert Investment Management, Inc. serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. (formerly named Summit Investment Advisers, Inc.) serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.
Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class	● This Portfolio seeks capital growth. The portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	● This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series Fund. Federated Global Investment Management Corp. serves as the investment adviser to the Federated Managed Tail Risk Fund II; Federated Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Managed Volatility Fund II; and Federated Investment Management Company serves as the investment adviser to the Federated Prime Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Tail Risk Fund II—Primary Shares (formerly Federated Capital Appreciation Fund II)	● The Fund's investment objective is capital appreciation. The Fund pursues its investment objective under normal market conditions through a diversified mix of investment exposure to various asset classes by investing in various underlying mutual funds, ETFs and affiliated funds that are not offered to the public. From time to time, the Fund may also invest in securities or other investments directly. The asset classes in which the Fund invests include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments. Additionally, in an attempt to limit downside risk, a volatility overlay strategy will be selectively employed during periods of historically high volatility, as measured by various market volatility measures such as the CBOE Volatility Index. It is anticipated that this volatility overlay will be achieved primarily through the use of index futures and/or options contracts (types of derivative instruments).
Federated Managed Volatility Fund II (formerly Federated Capital Income Fund II)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential—e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as "junk bonds" or "high-yield bonds") and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's prospectus.
Federated Prime Money Fund II	● This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.
Federated Quality Bond Fund II—Primary Shares	● This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc (FMRC) and other investment advisers serve as sub-advisers for the fund. For VIP Index 500; Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.
Fidelity® VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.
Fidelity® VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
Fidelity® VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Fidelity® VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.
Fidelity® VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.
Fidelity® VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. equity securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth VIP and U.S. Government Securities VIP Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value VIP Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares VIP Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate VIP Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth VIP Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate VIP Fund—Class 2(1)	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value VIP Fund—Class 2(2)	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Franklin Small-Mid Cap Growth VIP Fund—Class 2(3)	● This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Securities VIP Fund—Class 2(4)	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.
Mutual Shares VIP Fund—Class 2(5)	● This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Templeton Growth VIP Fund—Class 2(6)	● This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

(1) Formerly named the Franklin Global Real Estate Securities Fund—Class 2

(2) Formerly named the Franklin Small Cap Value Securities Fund—Class 2

(3) Formerly named the Franklin Small-Mid Cap Growth Securities Fund—Class 2

(4) Formerly named the Franklin U.S. Government Fund—Class 2

(5) Formerly named the Mutual Shares Securities Fund—Class 2

(6) Formerly named the Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Mid-Cap Growth Portfolio	● This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors the investment adviser believes will be the fastest growing. Fast-growing companies can be found across an array of industries in today's "new America". The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.
Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd are the investment sub-advisers.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. This fund is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Cash Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management investment company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date will be the later of:

(1)  the date of the initial application, or

(2)  the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office or to our designated payment processing center.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing the planned premium schedule.

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a Grace Period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before paying an unscheduled premium payment.

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option. (The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time.)

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each Net Premium may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice. The change will take effect on the date we receive the Written Notice and will have no effect on prior Cash Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice and returning the Policy to us before midnight of the 20th day after you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail will be deemed returned on being placed in the U.S. Mail properly addressed and postage prepaid.

We will refund, within seven days after our receipt of satisfactory notice of cancellation and the returned Policy, an amount equal to the sum of:

●  the Cash Value on the Business Day on or next following the date we receive the Policy,

●  any premium expense charges we deducted,

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, and

●  amounts approximating the daily charges against the Variable Account.

(Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

Policy Lapse and Reinstatement

Lapse. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory; and

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to cover the monthly policy expenses for the lapsed period and to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first-year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

If we approve your application for reinstatement, your Policy will be reinstated with an effective date equal to the date of lapse. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period and the reinstatement net premium amount will remain there unless and until you provide us with allocation instructions.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by partially or completely surrendering the Policy. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Cash Value Benefits

Surrender Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending us Written Notice. If we receive your Written Notice to surrender your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS—Surrender Charge.") We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive Written Notice for a surrender, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Facsimile Requests. You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive your Written Notice in good order. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

  CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Complete Surrenders. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request at the Home Office, less the Surrender Charge.

We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS—Payment Options.") If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

Partial Surrenders. You may obtain a portion of the Policy's Net Cash Value as a partial surrender from the Policy.

●  A partial surrender must be at least $500.

●  A partial surrender cannot exceed the lesser of (1) the Net Cash Value minus $500 or (2) 90% of the Net Cash Value.

We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS—Payment Options.")

We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value, reduced by any outstanding Policy Debt, on the date we receive your Written Notice.

Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Cash Value will be reduced by the amount of the partial surrender.

●  If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."

Net Cash Value. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Calculating Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

●  Cash Value will reflect a number of factors, including

●  premiums paid,

●  partial surrenders,

●  Policy Loans,

●  charges assessed in connection with the Policy,

●  interest earned on the Cash Value in the Declared Interest Option, and

●  investment performance of the Subaccounts to which the Cash Value is allocated.

As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

●  The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

●  The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of

(1)  the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, plus

(2)  the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period, minus

(3)  the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

(4)  any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

(5)  a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

Transfers

The following features apply to transfers under the Policy:

●  You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  The transfer will be effective as of the end of the Valuation Period during which we receive your Written Notice in good order. This means that if we receive your Written Notice or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  The Company waives the transfer charge for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS—Transfer Charge.")

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free currently permitted transfers during a Policy Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  If you elect to participate in the asset allocation program, then your Cash Value will automatically be rebalanced annually to maintain the Subaccounts and percentage for your selected asset allocation model.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice at our Home Office.

●  This feature is considered in the twelve free transfers in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature can not be used in combination with the automatic rebalancing or the asset allocation programs.

Additional Limitations on Transfers. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the

Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same Policyowner or owned by spouses or by different partnerships that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, automatic rebalancing or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of any Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service we make available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment advisor and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

The first annual rebalancing will be on the fifth Business Day of May, each calendar year following the later of the election date.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Net Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. FIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment advisor to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives. FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment advisor for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment advisor and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You can surrender all or part of your Cash Value.

●  You cannot also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for a Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to a Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the

Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.")

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

(1)  the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

(2)  any increase in the interest rate may not exceed 1% per calendar year; and

(3)  changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan.")

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid Policy Loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS—Payment Options.")

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premium.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under Option A, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Cash Value, or

(2)  the Cash Value multiplied by the specified amount factor for the Insured's Attained Age.

We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us Written Notice. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

Changes in Insurance Protection. You may increase or decrease the pure insurance protection provided by a Policy—the difference between the death benefit and the Cash Value—in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

●  A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

●  An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

●  If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

●  If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

●  A partial surrender will reduce the death benefit. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

There are several other restrictions associated with the Endorsement. These are:

(1)  the Endorsement is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable Beneficiary or assignee is required to exercise the Endorsement,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any Beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the Endorsement is not effective where:

(a)  you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon our receipt of your Written Notice to cancel the Endorsement or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Benefits at Maturity

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option.

Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Payment Options

We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending Written Notice, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)  the proceeds are less than $2,000;

(2)  periodic payments would be less than $20; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

You may choose a lump sum payment under a Living Tradition AccountTM ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA. Any interest paid on proceeds held in the LTA are currently taxable.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

Option 1—Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly as selected by the payee and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 3—Life Income with Term Certain. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 4—Income of a Fixed Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 5—Joint and Two-Thirds Survivor Monthly Life Income. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Payment Options. The Company may make available alternative payment options. Your choice of payment frequency and payout period will affect the amount of each payment and the total amount paid out. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment and the total amount paid out.

A tax adviser should be consulted with respect to the consequences associated with a payment option.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

Sales Charge. We deduct a sales charge equal to 5% of each premium payment to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy from our general assets, including amounts derived from the mortality and expense risk charge.

Premium Taxes. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of each premium payment for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

Monthly Deduction

We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS—Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest

Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly administrative charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b) minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.00367481; and

(c)  is the Cash Value.

We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

1  Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS—Additional Insurance Benefits.")

Monthly Administrative Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

First-Year Monthly Administrative Charge. We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

Age	$25,000 to $49,999	$50,000 to $99,999	$100,000 to $249,000	$250,000+
0-25	$0.20	$0.15	$0.10	$0.05
26	0.21	0.16	0.11	0.06
27	0.22	0.17	0.12	0.06
28	0.23	0.18	0.13	0.07
29	0.24	0.19	0.14	0.07
30	0.25	0.20	0.15	0.08
31	0.26	0.21	0.16	0.08
32	0.27	0.22	0.17	0.09
33	0.28	0.23	0.18	0.09
34	0.29	0.24	0.19	0.10
35	0.30	0.25	0.20	0.10
36	0.31	0.26	0.21	0.11
37	0.32	0.27	0.22	0.11
38	0.33	0.28	0.23	0.12
39	0.34	0.29	0.24	0.12
40	0.35	0.30	0.25	0.13
41	0.36	0.31	0.26	0.13
42	0.37	0.32	0.27	0.14
43	0.38	0.33	0.28	0.14
44	0.39	0.34	0.29	0.15
45	0.40	0.35	0.30	0.15
46	0.41	0.36	0.31	0.16
47	0.42	0.37	0.32	0.16
48	0.43	0.38	0.33	0.17
49	0.44	0.39	0.34	0.17
50	0.45	0.40	0.35	0.18
51	0.46	0.41	0.36	0.18
52	0.47	0.42	0.37	0.19
53	0.48	0.43	0.38	0.19
54	0.49	0.44	0.39	0.20
55 & up	0.50	0.45	0.40	0.20

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

●  Unless paid in cash, we will deduct the transfer charge from the amount transferred.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, exercise of the special transfer privilege or upon initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Surrender Charge

Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the remaining Cash Value.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The Company's financial statements include a further discussion of the risks inherent within the investments of the General Account.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

Declared Interest Option Cash Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in our sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

Transfers, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Incontestability

The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Misstatement of Age Or Sex

If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

●  the current death benefit,

●  the Cash Value in each Subaccount and in the Declared Interest Option,

●  outstanding Policy Debt, and

●  premiums paid, partial surrenders made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Non-Participation

The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's Written Notice. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Prime Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

●  the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

●  the date the Policyowner surrenders the Policy for its entire Net Cash Value;

●  the death of the Insured; or

●  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Changing the Policyowner or Beneficiary

During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send Written Notice and we must actually receive and record the request. The change will take effect as of the date you sign the request and will not be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Additional Insurance Benefits

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

●  Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

●  Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the

Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

●  Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy. (Not all riders are available in all states and state variations may apply.)

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new address.

DISTRIBUTION OF THE POLICIES

The Policies were sold and are serviced by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, FBL Marketing Services, LLC ("FBL Marketing"), an affiliate of the Company. FBL Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA. To cover costs and expenses associated with facilitating Policy sales, the Company pays FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing. FBL Marketing's principal business address is the same as that of the Company.

In addition to the annual compensation paid for FBL Marketing's role as principal underwriter, the Company pays commissions to FBL Marketing for sales of the Policies, and FBL Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by FBL Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year.

Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with FBL Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, FBL Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

FBL Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for FBL Marketing's management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS." We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

FBL Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund, Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin U.S. Government Securities VIP Fund, Mutual Shares VIP Fund and Templeton Growth VIP Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code.

Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets.

Certain features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy .

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

If there is a reduction in the benefits under the Policy during the first seven years after the Policy is issued, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced benefit amount. A reduction in benefits may occur, for example, as a result of a partial withdrawal. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread between the interest rate charged on the loan and the interest rate credited to the loaned amount or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includible in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowners. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INFORMATION

Safekeeping of the Variable Account's Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

Voting Rights

To the extent required by law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Policyowners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Officers and Directors of Farm Bureau Life Insurance Company

The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years. All directors of Farm Bureau Life are full-time farmers/ranchers and officers/directors of their respective State Farm Bureau Federations.

Name and Position With The Company	Principal Occupation Last Five Years

Doyle Johannes Director	North Dakota Farm Bureau Federation.
Steven L. Baccus Director	Kansas Farm Bureau.
James A. Holte Director	Wisconsin Farm Bureau Federation.
Doug Gronau Director	Iowa Farm Bureau Federation.
Robert A. Hanson Director	Montana Farm Bureau Federation.
Perry E. Livingston Director	Wyoming Farm Bureau Federation.
James M. McKnight Director	Iowa Farm Bureau Federation.

Name and Position With The Company	Principal Occupation Last Five Years

Charles E. Norris Director	Iowa Farm Bureau Federation.
Steve Nelson Director	Nebraska Farm Bureau Federation.
Kevin J. Paap Director	Minnesota Farm Bureau Federation.
Frank S. Priestley Director	Idaho Farm Bureau Federation.
Kevin G. Rogers Director	Arizona Farm Bureau Federation.
Calvin L. Rozenboom Director	Iowa Farm Bureau Federation.
Thomas Buchanan Director	Oklahoma Farm Bureau Federation.
Phillip J. Sundblad Director	Iowa Farm Bureau Federation.
Scott E. VanderWal Director	South Dakota Farm Bureau Federation.
Michael S. White Director	New Mexico Farm and Livestock Bureau.
Craig D. Hill Chairman and Director	Chairman and Class B Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation.
Leland J. Hogan Vice President and Director	Utah Farm Bureau Federation; Director, Farm Bureau Bank and Farm Bureau Property & Casualty Insurance Company.
Dennis J. Presnall Senior Vice President and Secretary	Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation.
James P. Brannen Chief Executive Officer	Chief Executive Officer, FBL Financial Group, Inc. Formerly Chief Financial Officer, Chief Administrative Officer and Treasurer
Charles T. Happel Chief Investment Officer	Chief Investment Officer, FBL Financial Group, Inc.
John D. Currier, Jr. Chief Operating Officer—Life Companies	Chief Operating Officer—Life Companies, FBL Financial Group, Inc.
David A. McNeill General Counsel and Assistant Secretary	General Counsel, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years

D. Scott Stice Chief Marketing Officer	Chief Marketing Officer, FBL Financial Group, Inc.
Daniel D. Pitcher Chief Operating Officer—Property Casualty	Chief Operating Officer—Property Casualty, FBL Financial Group, Inc.
Donald J. Seibel Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer, FBL Financial Group, Inc.
Jeff Heng Chief Actuary—Life Companies	Chief Actuary—Life Companies, FBL Financial Group, Inc.
Paul Grinvalds Life Operations and Product Management Vice President	Life Operations and Product Management Vice President, FBL Financial Group, Inc.
Lori Geadelmann Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer	Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer, FBL Financial Group, Inc.
Lori K. Strottman Vice President—Human Resources	Vice President—Human Resources, FBL Financial Group, Inc.
Karl Olson Vice President—Assistant General Counsel	Vice President—Assistant General Counsel, FBL Financial Group, Inc.
Janice K. Sewright Vice President—Accounting	Vice President—Accounting, FBL Financial Group, Inc.
Douglas V. Shelton Vice President—Tax and Corporate Planning	Vice President—Corporate Planning, FBL Financial Group, Inc.
Scott S. Shuck Vice President—Marketing and Sales Services	Vice President—Marketing Services, FBL Financial Group, Inc.
Christopher T. Shryack Vice President—Life Sales	Vice President-Life Sales, FBL Financial Group, Inc.
Ray Wasilewski Chief Administrative Officer	Chief Administrative Officer, FBL Financial Group, Inc.
Tony Aldridge Vice President Accounting	Vice President Accounting, FBL Financial Group, Inc.
Laura Kellen Beebe Securities Vice President	Securities Vice President, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years

Nancy Doll, Marketing Communications Vice President	Marketing Communications Vice President, FBL Financial Group, Inc.
Rich Duryea Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Carolyn Eddy Langenwalter Life Product Development & Pricing Vice President	Life Product Development & Pricing Vice President, FBL Financial Group, Inc.
Gary D. Harms Vice President	Vice President, FBL Financial Group, Inc.
Steven M. Knutzen Life Sales Development Vice President	Life Sales Development Vice President, FBL Financial Group, Inc.
Danielle Kuhn Accounting Vice President	Accounting Vice President, FBL Financial Group, Inc.
Stan Bergstrom Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Daniel Koster Marketing Research and Analysis Vice President	Marketing Research and Analysis Vice President, FBL Financial Group, Inc.
Brian Mamola Vice President Corporate Actuarial, Appointed Actuary	Vice President Corporate Actuarial, Appointed Actuary, FBL Financial Group, Inc.
Jackie Marino Life Underwriting Vice President—Governance & Chief Underwriter	Life Underwriting Vice President—Governance & Chief Underwriter, FBL Financial Group, Inc.
David Merlo Customer Marketing and Integration Vice President	Customer Marketing and Integration Vice President, FBL Financial Group, Inc.
Mia Murdock Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Joel Jacobsen Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Richard A. Murdock Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Kenneth (Kip) G. Peters Technical Services Vice President	Technical Services Vice President, FBL Financial Group, Inc.
Larry W. Riley Regional Vice President	Regional Vice President, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years

Herman Riva Securities Vice President	Securities Vice President, FBL Financial Group, Inc.
Kristi Rojohn Compliance Vice President	Compliance Vice President, FBL Financial Group, Inc.
Robert J. Rummelhart Investment Vice President	Investment Vice President, FBL Financial Group, Inc.
Roger PJ Soener Investment Vice President, Real Estate	Investment Vice President, Real Estate, FBL Financial Group, Inc.
Ann VanSant Agency Operations Vice President	Agency Operations Vice President, FBL Financial Group, Inc.

Legal Matters

Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by David A. McNeill, Vice President and General Counsel of the Company.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Policy.

Experts

The financial statements of the Variable Account at December 31, 2013 and for the periods disclosed in the financial statements, and the financial statements of the Company at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Illustration Actuary, as stated in the opinion filed as an exhibit to the registration statement.

Other Information

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2013 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the death benefits, Cash Values and Surrender Values of a representative Policyowner may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 6% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.85% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year (after contractual or voluntary fee waivers or reimbursements). The fees and expenses of each Investment Option vary, and in 2013 the total fees and expenses ranged from an annual rate of 0.10% to an annual rate of 1.35% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE POLICY" and the prospectuses for the Investment Options.

The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges.

Applying the charges and the average Investment Option fees and expenses of 0.85% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of return of— -1.75%, 4.25% and 10.25%, respectively.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS.")

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

* * *

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 0% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 0% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$294	$289	$100,000	$362	$354	$100,000
2	1,728	814	798	100,000	950	931	100,000
3	2,658	1,315	1,290	100,000	1,522	1,497	100,000
4	3,634	1,797	1,772	100,000	2,077	2,052	100,000
5	4,659	2,257	2,232	100,000	2,615	2,590	100,000
6	5,735	2,696	2,671	100,000	3,135	3,110	100,000
7	6,865	3,111	3,086	100,000	3,637	3,612	100,000
8	8,051	3,503	3,478	100,000	4,120	4,095	100,000
9	9,297	3,875	3,850	100,000	4,584	4,559	100,000
10	10,605	4,216	4,191	100,000	5,028	5,003	100,000
15	18,194	5,464	5,439	100,000	6,885	6,860	100,000
20	27,880	5,711	5,686	100,000	7,967	7,942	100,000
25	40,241	4,275	4,250	100,000	7,921	7,896	100,000
30	56,018	*	*	*	6,213	6,188	100,000
35	76,154	*	*	*	2,005	1,980	100,000
40	*	*	*	*	*	*	*
45	*	*	*	*	*	*	*
50	*	*	*	*	*	*	*
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	*	*	*	6,213	6,188	100,000
Age 70	76,154	*	*	*	2,005	1,980	100,000
Age 95	*	*	*	*	*	*	*

*  In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.75). NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 6% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 6% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$325	$318	$100,000	$394	$386	$100,000
2	1,728	902	884	100,000	1,046	1,025	100,000
3	2,658	1,493	1,468	100,000	1,719	1,694	100,000
4	3,634	2,099	2,074	100,000	2,414	2,389	100,000
5	4,659	2,718	2,693	100,000	3,131	3,106	100,000
6	5,735	3,350	3,325	100,000	3,870	3,845	100,000
7	6,865	3,992	3,967	100,000	4,631	4,606	100,000
8	8,051	4,646	4,621	100,000	5,416	5,391	100,000
9	9,297	5,315	5,290	100,000	6,223	6,198	100,000
10	10,605	5,989	5,964	100,000	7,053	7,028	100,000
15	18,194	9,435	9,410	100,000	11,512	11,487	100,000
20	27,880	12,770	12,745	100,000	16,385	16,360	100,000
25	40,241	15,262	15,237	100,000	21,434	21,409	100,000
30	56,018	15,616	15,591	100,000	26,276	26,251	100,000
35	76,154	10,926	10,901	100,000	30,333	30,308	100,000
40	101,852	*	*	*	32,478	32,453	100,000
45	134,651	*	*	*	30,456	30,431	100,000
50	176,512	*	*	*	20,246	20,221	100,000
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	15,616	15,591	100,000	26,276	26,251	100,000
Age 70	76,154	10,926	10,901	100,000	30,333	30,308	100,000
Age 95	*	*	*	*	*	*	*

*  In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 6%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 6% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 4.25%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME. THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 12% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 12% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$356	$349	$100,000	$427	$418	$100,000
2	1,728	993	974	100,000	1,146	1,123	100,000
3	2,658	1,686	1,661	100,000	1,933	1,908	100,000
4	3,634	2,440	2,415	100,000	2,793	2,768	100,000
5	4,659	3,257	3,232	100,000	3,734	3,709	100,000
6	5,735	4,146	4,121	100,000	4,763	4,738	100,000
7	6,865	5,109	5,084	100,000	5,889	5,864	100,000
8	8,051	6,157	6,132	100,000	7,122	7,097	100,000
9	9,297	7,300	7,275	100,000	8,471	8,446	100,000
10	10,605	8,537	8,512	100,000	9,948	9,923	100,000
15	18,194	16,557	16,532	100,000	19,708	19,683	100,000
20	27,880	28,883	28,858	100,000	35,133	35,108	100,000
25	40,241	48,115	48,090	100,000	59,937	59,912	100,000
30	56,018	79,520	79,495	100,000	100,799	100,774	122,446
35	76,154	131,279	131,254	151,421	166,724	166,699	192,420
40	101,852	213,748	213,723	227,238	272,945	272,920	290,334
45	134,651	346,711	346,686	361,409	445,371	445,346	464,500
50	176,512	553,497	553,472	576,476	720,765	720,740	751,077
55	229,938	866,788	866,763	901,997	1,157,332	1,157,307	1,204,949
60	298,124	1,365,276	1,365,251	1,365,414	1,863,118	1,863,093	1,864,227
Age 65	56,018	79,520	79,495	100,000	100,799	100,774	122,446
Age 70	76,154	131,279	131,254	151,421	166,724	166,699	192,420
Age 95	298,124	1,365,276	1,365,251	1,365,414	1,863,118	1,863,093	1,864,227

* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.25%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

APPENDIX B

Death Benefit Options

Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

Option B Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

B-1

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94	1.01
95 or older	1.00

B-2

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farm Bureau Life Variable Account (the Account), as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2013, and the results of their operations and changes in their net assets for the periods described thereon in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
April 25, 2014

1

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2013

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at fair value	$140,178	$193,124	$1,081,264	$1,626,703	$1,431,550	$2,070,541	$2,949,563	$3,410,429
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	78	1,025	870	1,266	4,947	1,703	3,960	2,705
Total assets	140,256	194,149	1,082,134	1,627,969	1,436,497	2,072,244	2,953,523	3,413,134
Liabilities
Payable to Farm Bureau Life Insurance Company	78	1,025	870	1,266	4,947	1,703	3,960	2,705
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	78	1,025	870	1,266	4,947	1,703	3,960	2,705
Net assets	$140,178	$193,124	$1,081,264	$1,626,703	$1,431,550	$2,070,541	$2,949,563	$3,410,429
Net assets
Accumulation units	$140,178	$193,124	$1,081,264	$1,626,703	$1,431,550	$2,070,541	$2,949,563	$3,410,429
Total net assets	$140,178	$193,124	$1,081,264	$1,626,703	$1,431,550	$2,070,541	$2,949,563	$3,410,429
Investments in shares of mutual funds, at cost	$99,069	$209,766	$658,330	$1,239,809	$1,031,234	$1,275,206	$2,033,835	$2,247,074
Shares of mutual funds owned	7,589.51	18,427.86	73,455.46	192,509.21	63,203.09	48,174.53	35,821.76	35,488.33
Accumulation units outstanding	7,423.90	14,451.48	58,336.84	106,271.96	66,935.26	73,338.44	112,212.35	116,905.87
Accumulation unit value	$18.88	$13.36	$18.53	$15.31	$21.39	$28.23	$26.29	$29.17

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

2

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A, B and C – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount
Assets
Investments in shares of mutual funds, at fair value	$2,684,990	$805,700	$2,080,205	$1,383,944	$319,868	$77,809,495	$45,310,744	$1,177,441
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	2,068	613	2,457	457	250	65,229	61,088	943
Total assets	2,687,058	806,313	2,082,662	1,384,401	320,118	77,874,724	45,371,832	1,178,384
Liabilities
Payable to Farm Bureau Life Insurance Company	2,068	613	2,457	457	250	65,229	61,088	943
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	2,068	613	2,457	457	250	65,229	61,088	943
Net assets	$2,684,990	$805,700	$2,080,205	$1,383,944	$319,868	$77,809,495	$45,310,744	$1,177,441
Net assets
Accumulation units	$2,684,990	$805,700	$2,080,205	$1,383,944	$319,868	$77,809,495	$45,310,744	$1,177,441
Total net assets	$2,684,990	$805,700	$2,080,205	$1,383,944	$319,868	$77,809,495	$45,310,744	$1,177,441
Investments in shares of mutual funds, at cost	$2,047,360	$514,615	$1,645,594	$811,275	$197,816	$70,664,000	$37,057,243	$1,177,441
Shares of mutual funds owned	55,995.61	26,928.48	107,894.44	29,426.84	7,309.60	11,021,174.87	4,009,800.34	1,177,440.87
Accumulation units outstanding	142,430.86	44,913.17	89,244.89	75,860.62	19,963.68	6,600,651.90	3,351,252.47	120,374.45
Accumulation unit value	$18.85	$17.94	$23.31	$18.24	$16.02	$11.79	$13.52	$9.78

(1) Formerly known as Capital Appreciation Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.
3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A, B and C – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at fair value	$23,239,553	$20,744,631	$18,300,338	$6,112,034	$3,003,396	$14,997,309	$6,079,398	$4,570,139
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	17,081	15,654	16,751	4,588	2,782	12,975	5,255	5,616
Total assets	23,256,634	20,760,285	18,317,089	6,116,622	3,006,178	15,010,284	6,084,653	4,575,755
Liabilities
Payable to Farm Bureau Life Insurance Company	17,081	15,654	16,751	4,588	2,782	12,975	5,255	5,616
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	17,081	15,654	16,751	4,588	2,782	12,975	5,255	5,616
Net assets	$23,239,553	$20,744,631	$18,300,338	$6,112,034	$3,003,396	$14,997,309	$6,079,398	$4,570,139
Net assets
Accumulation units	$23,239,553	$20,744,631	$18,300,338	$6,112,034	$3,003,396	$14,997,309	$6,079,398	$4,570,139
Total net assets	$23,239,553	$20,744,631	$18,300,338	$6,112,034	$3,003,396	$14,997,309	$6,079,398	$4,570,139
Investments in shares of mutual funds, at cost	$23,112,912	$15,872,745	$9,852,424	$4,347,722	$2,955,081	$10,437,785	$5,127,958	$4,037,114
Shares of mutual funds owned	2,033,206.78	603,919.39	320,271.93	319,333.04	532,516.94	80,505.18	170,769.62	221,421.46
Accumulation units outstanding	2,172,870.57	893,871.02	1,253,405.54	378,966.12	126,641.06	968,996.36	179,590.96	274,909.01
Accumulation unit value	$10.70	$23.21	$14.60	$16.13	$23.72	$15.48	$33.85	$16.62

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

4

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Assets
Investments in shares of mutual funds, at fair value	$2,291,736	$2,917,541	$2,305,652	$3,898,657	$2,945,707	$1,405,960	$4,027,090	$1,707,266
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	1,252	3,528	1,737	3,021	2,363	1,244	5,876	1,273
Total assets	2,292,988	2,921,069	2,307,389	3,901,678	2,948,070	1,407,204	4,032,966	1,708,539
Liabilities
Payable to Farm Bureau Life Insurance Company	1,252	3,528	1,737	3,021	2,363	1,244	5,876	1,273
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	1,252	3,528	1,737	3,021	2,363	1,244	5,876	1,273
Net assets	$2,291,736	$2,917,541	$2,305,652	$3,898,657	$2,945,707	$1,405,960	$4,027,090	$1,707,266
Net assets
Accumulation units	$2,291,736	$2,917,541	$2,305,652	$3,898,657	$2,945,707	$1,405,960	$4,027,090	$1,707,266
Total net assets	$2,291,736	$2,917,541	$2,305,652	$3,898,657	$2,945,707	$1,405,960	$4,027,090	$1,707,266
Investments in shares of mutual funds, at cost	$1,947,715	$1,687,646	$1,552,115	$4,005,469	$2,438,366	$951,396	$2,701,881	$908,769
Shares of mutual funds owned	164,517.98	121,210.70	84,891.45	308,194.26	136,186.19	92,315.18	380,992.48	71,047.29
Accumulation units outstanding	134,496.85	83,262.31	108,718.29	269,830.81	145,651.19	69,815.03	120,156.04	65,679.31
Accumulation unit value	$17.04	$35.04	$21.21	$14.45	$20.22	$20.14	$33.52	$25.99

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

5

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A, B and C – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$6,123,140	$12,041,130	$5,551,213	$9,179,272	$4,780,452
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–
Receivable for investments sold	5,184	9,198	5,845	37,519	3,525
Total assets	6,128,324	12,050,328	5,557,058	9,216,791	4,783,977
Liabilities
Payable to Farm Bureau Life Insurance Company	5,184	9,198	5,845	37,519	3,525
Payable for investments purchased	–	–	–	–	–
Total liabilities	5,184	9,198	5,845	37,519	3,525
Net assets	$6,123,140	$12,041,130	$5,551,213	$9,179,272	$4,780,452
Net assets
Accumulation units	$6,123,140	$12,041,130	$5,551,213	$9,179,272	$4,780,452
Total net assets	$6,123,140	$12,041,130	$5,551,213	$9,179,272	$4,780,452
Investments in shares of mutual funds, at cost	$3,875,608	$9,740,043	$4,020,031	$7,786,399	$4,149,972
Shares of mutual funds owned	215,224.61	434,697.83	208,927.85	430,345.63	304,100.00
Accumulation units outstanding	295,311.46	341,176.47	318,267.08	414,515.11	336,812.90
Accumulation unit value	$20.73	$35.29	$17.44	$22.14	$14.19

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

6

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product D – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount	Mid Cap Value Opportunity Subaccount	Small Cap Value Subaccount	Small Co. Growth Subaccount
Assets
Investments in shares of mutual funds, at fair value	$24,013	$83,815	$60,552	$35,992	$17,112	$42,350	$390,470	$20,471
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	289	43	–
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	24,013	83,815	60,552	35,992	17,112	42,639	390,513	20,471
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	–	–	–	–	–	289	43	–
Total liabilities	–	–	–	–	–	289	43	–
Net assets	$24,013	$83,815	$60,552	$35,992	$17,112	$42,350	$390,470	$20,471
Net assets
Accumulation units	$24,013	$83,815	$60,552	$35,992	$17,112	$42,350	$390,470	$20,471
Total net assets	$24,013	$83,815	$60,552	$35,992	$17,112	$42,350	$390,470	$20,471
Investments in shares of mutual funds, at cost	$20,062	$66,190	$42,311	$26,071	$14,098	$29,359	$290,139	$15,506
Shares of mutual funds owned	277.89	1,950.09	731.39	369.83	1,177.70	2,579.18	19,150.06	1,152.00
Accumulation units outstanding	2,064.29	4,105.74	3,632.34	2,027.55	1,317.07	2,629.91	23,891.76	1,305.95
Accumulation unit value	$11.63	$20.41	$16.67	$17.75	$12.99	$16.10	$16.34	$15.68

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product D – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount	Global Growth Subaccount (2)	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Assets
Investments in shares of mutual funds, at fair value	$21,091	$31,003	$44,359	$108,029	$6,466	$744,856	$1,010,535	$31,900
Receivable from Farm Bureau Life Insurance Company	–	–	433	–	–	98	522	–
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	21,091	31,003	44,792	108,029	6,466	744,954	1,011,057	31,900
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	–	–	433	–	–	98	522	–
Total liabilities	–	–	433	–	–	98	522	–
Net assets	$21,091	$31,003	$44,359	$108,029	$6,466	$744,856	$1,010,535	$31,900
Net assets
Accumulation units	$21,091	$31,003	$44,359	$108,029	$6,466	$744,856	$1,010,535	$31,900
Total net assets	$21,091	$31,003	$44,359	$108,029	$6,466	$744,856	$1,010,535	$31,900
Investments in shares of mutual funds, at cost	$16,902	$27,084	$41,227	$90,209	$6,466	$743,832	$781,606	$21,518
Shares of mutual funds owned	1,218.46	2,785.51	6,283.13	9,560.11	6,465.67	65,166.80	29,924.04	563.90
Accumulation units outstanding	1,312.79	2,520.57	3,681.34	7,814.04	646.56	68,122.72	61,626.60	2,035.82
Accumulation unit value	$16.07	$12.30	$12.05	$13.83	$10.00	$10.93	$16.40	$15.67

(1) Formerly known as Capital Appreciation Subaccount.

(2) Formerly known as Global Thematic Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product D – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Assets
Investments in shares of mutual funds, at fair value	$358,045	$87,951	$497,063	$279,998	$53,532	$736,481	$984,835	$332,791
Receivable from Farm Bureau Life Insurance Company	46	–	322	324	–	98	575	484
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	358,091	87,951	497,385	280,322	53,532	736,579	985,410	333,275
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	46	–	322	324	–	98	575	484
Total liabilities	46	–	322	324	–	98	575	484
Net assets	$358,045	$87,951	$497,063	$279,998	$53,532	$736,481	$984,835	$332,791
Net assets
Accumulation units	$358,045	$87,951	$497,063	$279,998	$53,532	$736,481	$984,835	$332,791
Total net assets	$358,045	$87,951	$497,063	$279,998	$53,532	$736,481	$984,835	$332,791
Investments in shares of mutual funds, at cost	$371,412	$70,297	$462,619	$288,520	$36,434	$771,288	$892,724	$332,266
Shares of mutual funds owned	63,483.22	476.55	13,962.46	17,326.61	2,224.00	58,219.85	45,530.97	17,892.01
Accumulation units outstanding	23,310.93	5,450.09	30,326.81	19,798.76	2,976.58	60,588.13	66,399.27	20,529.23
Accumulation unit value	$15.36	$16.14	$16.39	$14.14	$17.98	$12.16	$14.83	$16.21

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product D – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$720,026	$647,156	$34,962	$41,104	$294,863	$51,399	$35,893	$1,008,116
Receivable from Farm Bureau Life Insurance Company	77	81	289	289	423	–	–	122
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	720,103	647,237	35,251	41,393	295,286	51,399	35,893	1,008,238
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	77	81	289	289	423	–	–	122
Total liabilities	77	81	289	289	423	–	–	122
Net assets	$720,026	$647,156	$34,962	$41,104	$294,863	$51,399	$35,893	$1,008,116
Net assets
Accumulation units	$720,026	$647,156	$34,962	$41,104	$294,863	$51,399	$35,893	$1,008,116
Total net assets	$720,026	$647,156	$34,962	$41,104	$294,863	$51,399	$35,893	$1,008,116
Investments in shares of mutual funds, at cost	$566,390	$463,206	$24,497	$27,198	$235,753	$44,759	$31,160	$920,779
Shares of mutual funds owned	30,757.20	26,479.40	1,428.17	1,719.82	10,364.27	1,934.48	1,682.76	64,129.53
Accumulation units outstanding	42,035.79	23,240.11	2,007.41	2,206.46	18,085.41	2,724.28	2,321.79	81,424.32
Accumulation unit value	$17.13	$27.85	$17.42	$18.63	$16.30	$18.87	$15.46	$12.38

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2013

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$1,598	$3,762	$4,915	$24,330	$–	$14,827	$19,936	$28,114
Expenses:
Mortality and expense risk	(1,187)	(1,809)	(8,314)	(13,159)	(11,917)	(16,744)	(23,758)	(27,680)
Net investment income (loss)	411	1,953	(3,399)	11,171	(11,917)	(1,917)	(3,822)	434
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	11,784	2,632	19,958	39,837	44,219	123,604	8,193	76,545
Realized gain distributions	1,891	7,589	–	–	–	45,893	103,291	98,400
Total realized gain (loss) on investments	13,675	10,221	19,958	39,837	44,219	169,497	111,484	174,945
Change in unrealized appreciation/depreciation of investments	19,399	(31,313)	271,157	336,119	303,216	396,166	713,693	662,428
Net increase (decrease) in net assets from operations	$33,485	$(19,139)	$287,716	$387,127	$335,518	$563,746	$821,355	$837,807

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A, B and C – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount
Income:
Dividends	$48,718	$6,401	$56,213	$–	$3,360	$754,598	$1,228,621	$–
Expenses:
Mortality and expense risk	(22,304)	(6,292)	(17,866)	(10,625)	(2,792)	(682,186)	(381,772)	(10,924)
Net investment income (loss)	26,414	109	38,347	(10,625)	568	72,412	846,849	(10,924)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	104,280	3,889	47,101	3,698	20,762	274,596	360,281	–
Realized gain distributions	5,756	–	–	–	–	1,543,302	–	–
Total realized gain (loss) on investments	110,036	3,889	47,101	3,698	20,762	1,817,898	360,281	–
Change in unrealized appreciation/depreciation of investments	317,356	208,866	218,875	461,571	66,306	8,877,642	6,797,091	–
Net increase (decrease) in net assets from operations	$453,806	$212,864	$304,323	$454,644	$87,636	$10,767,952	$8,004,221	$(10,924)

(1) Formerly known as Capital Appreciation Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A, B and C – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Income:
Dividends	$990,947	$–	$47,023	$104,838	$171,382	$258,361	$14,998	$56,492
Expenses:
Mortality and expense risk	(211,849)	(164,798)	(142,706)	(49,362)	(26,111)	(120,780)	(46,047)	(35,995)
Net investment income (loss)	779,098	(164,798)	(95,683)	55,476	145,271	137,581	(31,049)	20,497
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	15,265	46,090	293,220	106,952	29,104	328,864	30,452	43,781
Realized gain distributions	–	207,941	11,196	–	–	132,411	709,981	15,486
Total realized gain (loss) on investments	15,265	254,031	304,416	106,952	29,104	461,275	740,433	59,267
Change in unrealized appreciation/depreciation of investments	(767,019)	4,750,169	4,613,569	1,363,003	(39,562)	3,017,890	810,833	967,080
Net increase (decrease) in net assets from operations	$27,344	$4,839,402	$4,822,302	$1,525,431	$134,813	$3,616,746	$1,520,217	$1,046,844

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Income:
Dividends	$107,659	$33,439	$–	$110,089	$56,478	$35,353	$41,180	$8,209
Expenses:
Mortality and expense risk	(21,197)	(23,183)	(19,082)	(34,878)	(20,337)	(11,720)	(33,749)	(13,381)
Net investment income (loss)	86,462	10,256	(19,082)	75,211	36,141	23,633	7,431	(5,172)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(65,273)	121,737	169,062	1,521	(17,496)	71,679	156,596	33,648
Realized gain distributions	–	43,154	129,571	–	–	–	44,253	–
Total realized gain (loss) on investments	(65,273)	164,891	298,633	1,521	(17,496)	71,679	200,849	33,648
Change in unrealized appreciation/depreciation of investments	12,635	602,885	390,017	(200,434)	472,569	242,897	812,938	480,805
Net increase (decrease) in net assets from operations	$33,824	$778,032	$669,568	$(123,702)	$491,214	$338,209	$1,021,218	$509,281

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A, B and C – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$90,601	$–	$–	$131,718	$39,237
Expenses:
Mortality and expense risk	(53,371)	(96,143)	(42,839)	(78,031)	(39,939)
Net investment income (loss)	37,230	(96,143)	(42,839)	53,687	(702)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	186,694	298,665	65,297	214,019	(44,897)
Realized gain distributions	–	930,606	818,972	550,560	–
Total realized gain (loss) on investments	186,694	1,229,271	884,269	764,579	(44,897)
Change in unrealized appreciation/depreciation of investments	1,306,847	2,097,117	675,351	541,791	600,362
Net increase (decrease) in net assets from operations	$1,530,771	$3,230,245	$1,516,781	$1,360,057	$554,763

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product D – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount	Mid Cap Value Opportunity Subaccount	Small Cap Value Subaccount	Small Co. Growth Subaccount
Income:
Dividends	$465	$600	$257	$155	$254	$–	$3,331	$–
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	465	600	257	155	254	–	3,331	–
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,523	8,042	1,214	806	241	1,366	7,474	9,209
Realized gain distributions	–	1,857	2,096	1,025	–	–	–	–
Total realized gain (loss) on investments	2,523	9,899	3,310	1,831	241	1,366	7,474	9,209
Change in unrealized appreciation/depreciation of investments	1,799	14,150	12,575	6,453	2,452	10,179	82,461	2,446
Net increase (decrease) in net assets from operations	$4,787	$24,649	$16,142	$8,439	$2,947	$11,545	$93,266	$11,655

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product D – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount	Global Growth Subaccount (2)	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Income:
Dividends	$106	$7,742	$2,964	$2,739	$–	$26,722	$7,614	$13
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	106	7,742	2,964	2,739	–	26,722	7,614	13
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	223	80,334	23,994	1,701	–	1,227	44,260	1,287
Realized gain distributions	1,121	–	6,063	–	–	–	267	20
Total realized gain (loss) on investments	1,344	80,334	30,057	1,701	–	1,227	44,527	1,307
Change in unrealized appreciation/depreciation of investments	3,792	(41,892)	(401)	14,534	–	(22,217)	189,635	7,058
Net increase (decrease) in net assets from operations	$5,242	$46,184	$32,620	$18,974	$–	$5,732	$241,776	$8,378

(1) Formerly known as Capital Appreciation Subaccount.

(2) Formerly known as Global Thematic Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

17

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product D – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Income:
Dividends	$20,111	$1,338	$1,219	$4,694	$584	$20,333	$18,290	$15,167
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	20,111	1,338	1,219	4,694	584	20,333	18,290	15,167
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	455	10,756	2,906	5,300	1,131	(1,721)	10,024	14,659
Realized gain distributions	–	684	55,106	13,376	754	–	–	3,916
Total realized gain (loss) on investments	455	11,440	58,012	18,676	1,885	(1,721)	10,024	18,575
Change in unrealized appreciation/depreciation of investments	(12,313)	8,161	37,110	(20,604)	11,429	(35,078)	88,888	(22,562)
Net increase (decrease) in net assets from operations	$8,253	$20,939	$96,341	$2,766	$13,898	$(16,466)	$117,202	$11,180

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

18

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product D – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$3,961	$9,455	$17	$121	$6,783	$–	$480	$8,262
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	3,961	9,455	17	121	6,783	–	480	8,262
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	12,696	84,449	1,324	1,902	154,817	2,862	551	8,177
Realized gain distributions	–	–	1,628	–	–	7,574	2,125	–
Total realized gain (loss) on investments	12,696	84,449	2,952	1,902	154,817	10,436	2,676	8,177
Change in unrealized appreciation/depreciation of investments	135,647	143,811	7,433	10,070	1,675	3,977	2,031	68,045
Net increase (decrease) in net assets from operations	$152,304	$237,715	$10,402	$12,093	$163,275	$14,413	$5,187	$84,484

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

19

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$411	$1,311	$1,953	$3,061	$(3,399)	$(7,398)	$11,171	$8,344
Net realized gain (loss) on investments	13,675	8,687	10,221	5,388	19,958	3,595	39,837	40,958
Change in unrealized appreciation/ depreciation of investments	19,399	6,328	(31,313)	1,873	271,157	101,401	336,119	28,253
Net increase (decrease) in net assets from operations	33,485	16,326	(19,139)	10,322	287,716	97,598	387,127	77,555
Contract transactions:
Transfers of net premiums	15,405	17,062	18,701	18,058	107,877	118,039	210,876	99,562
Transfers of surrenders and death benefits	(8,355)	(7,733)	(6,844)	(4,012)	(37,949)	(41,187)	(78,299)	(186,388)
Transfers of policy loans	(2,734)	(2,612)	(6,193)	(3,851)	(16,192)	(17,099)	(36,188)	(33,137)
Transfers of cost of insurance and other charges	(8,823)	(9,376)	(12,285)	(11,166)	(66,587)	(70,499)	(106,346)	(51,317)
Transfers between subaccounts, including Declared Interest Option account	(9,292)	(2,066)	22,878	43,596	(12,388)	(23,595)	(33,690)	1,238,760
Net increase (decrease) in net assets from contract transactions	(13,799)	(4,725)	16,257	42,625	(25,239)	(34,341)	(43,647)	1,067,480
Total increase (decrease) in net assets	19,686	11,601	(2,882)	52,947	262,477	63,257	343,480	1,145,035
Net assets at beginning of period	120,492	108,891	196,006	143,059	818,787	755,530	1,283,223	138,188
Net assets at end of period	$140,178	$120,492	$193,124	$196,006	$1,081,264	$818,787	$1,626,703	$1,283,223

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.
20

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*		Calvert Variable Products, Inc.*
	Vista Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,917)	$(10,690)	$(1,917)	$(4,183)	$(3,822)	$1,858	$434	$1,592
Net realized gain (loss) on investments	44,219	14,965	169,497	178,237	111,484	83,121	174,945	90,118
Change in unrealized appreciation/ depreciation of investments	303,216	155,810	396,166	87,179	713,693	214,713	662,428	303,022
Net increase (decrease) in net assets from operations	335,518	160,085	563,746	261,233	821,355	299,692	837,807	394,732
Contract transactions:
Transfers of net premiums	148,218	157,169	194,014	200,765	267,870	292,367	293,198	316,999
Transfers of surrenders and death benefits	(68,382)	(45,443)	(148,872)	(132,537)	(163,046)	(103,029)	(170,845)	(138,660)
Transfers of policy loans	(52,035)	(31,310)	(88,731)	(31,850)	(100,443)	(27,465)	(64,283)	(24,262)
Transfers of cost of insurance and other charges	(83,779)	(88,503)	(118,113)	(122,406)	(157,289)	(154,743)	(192,489)	(187,716)
Transfers between subaccounts, including Declared Interest Option account	(35,005)	(74,222)	(54,952)	(16,840)	(50,440)	(101,181)	(28,050)	(106,650)
Net increase (decrease) in net assets from contract transactions	(90,983)	(82,309)	(216,654)	(102,868)	(203,348)	(94,051)	(162,469)	(140,289)
Total increase (decrease) in net assets	244,535	77,776	347,092	158,365	618,007	205,641	675,338	254,443
Net assets at beginning of period	1,187,015	1,109,239	1,723,449	1,565,084	2,331,556	2,125,915	2,735,091	2,480,648
Net assets at end of period	$1,431,550	$1,187,015	$2,070,541	$1,723,449	$2,949,563	$2,331,556	$3,410,429	$2,735,091

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

21

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Dreyfus Variable Investment Fund*
	Appreciation Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Opportunistic Small Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$26,414	$50,106	$109	$3,162	$38,347	$(9,137)	$(10,625)	$(8,417)
Net realized gain (loss) on investments	110,036	57,715	3,889	(7,760)	47,101	294,105	3,698	(43,354)
Change in unrealized appreciation/ depreciation of investments	317,356	34,471	208,866	91,832	218,875	200,336	461,571	214,940
Net increase (decrease) in net assets from operations	453,806	142,292	212,864	87,234	304,323	485,304	454,644	163,169
Contract transactions:
Transfers of net premiums	319,876	253,433	78,801	79,996	228,266	401,614	123,352	133,088
Transfers of surrenders and death benefits	(151,047)	(279,089)	(20,192)	(25,890)	(82,356)	(190,275)	(65,295)	(44,151)
Transfers of policy loans	(62,502)	(60,465)	(14,382)	(4,678)	(25,225)	(40,655)	(35,140)	(12,346)
Transfers of cost of insurance and other charges	(169,044)	(142,934)	(43,415)	(40,206)	(123,851)	(197,684)	(67,970)	(62,757)
Transfers between subaccounts, including Declared Interest Option account	40,566	763,672	(3,537)	(18,291)	(52,064)	(1,656,391)	(5,559)	(54,341)
Net increase (decrease) in net assets from contract transactions	(22,151)	534,617	(2,725)	(9,069)	(55,230)	(1,683,391)	(50,612)	(40,507)
Total increase (decrease) in net assets	431,655	676,909	210,139	78,165	249,093	(1,198,087)	404,032	122,662
Net assets at beginning of period	2,253,335	1,576,426	595,561	517,396	1,831,112	3,029,199	979,912	857,250
Net assets at end of period	$2,684,990	$2,253,335	$805,700	$595,561	$2,080,205	$1,831,112	$1,383,944	$979,912

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

22

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Dreyfus Socially Responsible Growth Fund, Inc.*		Federated Insurance Series*
	Socially Responsible Growth Subaccount		Managed Tail Risk Subaccount (1)		Managed Volatility Subaccount		Prime Money Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$568	$(971)	$72,412	$(254,138)	$846,849	$818,779	$(10,924)	$(11,878)
Net realized gain (loss) on investments	20,762	12,163	1,817,898	3,826,030	360,281	2,372,408	–	–
Change in unrealized appreciation/ depreciation of investments	66,306	20,732	8,877,642	2,785,510	6,797,091	1,453,403	–	–
Net increase (decrease) in net assets from operations	87,636	31,924	10,767,952	6,357,402	8,004,221	4,644,590	(10,924)	(11,878)
Contract transactions:
Transfers of net premiums	22,005	22,690	6,343,007	6,808,239	2,869,568	2,989,601	159,617	187,613
Transfers of surrenders and death benefits	(9,274)	(13,690)	(2,745,423)	(3,125,201)	(1,636,372)	(1,534,626)	(82,314)	(33,731)
Transfers of policy loans	(40,874)	(7,063)	(444,482)	(549,776)	(356,641)	(274,281)	(5,662)	(38,649)
Transfers of cost of insurance and other charges	(15,844)	(15,558)	(5,606,792)	(5,740,812)	(3,009,936)	(3,022,446)	(108,982)	(122,466)
Transfers between subaccounts, including Declared Interest Option account	(9,028)	(28,180)	(1,574,478)	(2,965,866)	(616,696)	(882,015)	(75,611)	(40,512)
Net increase (decrease) in net assets from contract transactions	(53,015)	(41,801)	(4,028,168)	(5,573,416)	(2,750,077)	(2,723,767)	(112,952)	(47,745)
Total increase (decrease) in net assets	34,621	(9,877)	6,739,784	783,986	5,254,144	1,920,823	(123,876)	(59,623)
Net assets at beginning of period	285,247	295,124	71,069,711	70,285,725	40,056,600	38,135,777	1,301,317	1,360,940
Net assets at end of period	$319,868	$285,247	$77,809,495	$71,069,711	$45,310,744	$40,056,600	$1,177,441	$1,301,317

(1) Formerly known as Capital Appreciation Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

23

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Federated Insurance Series*		Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount		Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$779,098	$769,137	$(164,798)	$71,387	$(95,683)	$(42,489)	$55,476	$63,601
Net realized gain (loss) on investments	15,265	21,827	254,031	186,702	304,416	227,312	106,952	92,534
Change in unrealized appreciation/ depreciation of investments	(767,019)	1,231,298	4,750,169	1,966,439	4,613,569	1,567,673	1,363,003	588,561
Net increase (decrease) in net assets from operations	27,344	2,022,262	4,839,402	2,224,528	4,822,302	1,752,496	1,525,431	744,696
Contract transactions:
Transfers of net premiums	2,074,374	2,176,768	1,736,012	1,742,343	1,432,763	1,471,942	504,640	529,397
Transfers of surrenders and death benefits	(945,048)	(1,215,672)	(830,752)	(1,073,105)	(541,994)	(636,538)	(279,156)	(264,410)
Transfers of policy loans	(233,764)	(250,553)	(234,269)	(231,262)	(126,363)	(156,022)	(53,078)	(37,959)
Transfers of cost of insurance and other charges	(1,762,706)	(1,913,481)	(1,234,306)	(1,202,496)	(1,057,685)	(1,055,133)	(364,304)	(363,781)
Transfers between subaccounts, including Declared Interest Option account	(33,216)	(492,040)	311,568	122,202	(182,191)	(281,045)	(36,142)	(135,037)
Net increase (decrease) in net assets from contract transactions	(900,360)	(1,694,978)	(251,747)	(642,318)	(475,470)	(656,796)	(228,040)	(271,790)
Total increase (decrease) in net assets	(873,016)	327,284	4,587,655	1,582,210	4,346,832	1,095,700	1,297,391	472,906
Net assets at beginning of period	24,112,569	23,785,285	16,156,976	14,574,766	13,953,506	12,857,806	4,814,643	4,341,737
Net assets at end of period	$23,239,553	$24,112,569	$20,744,631	$16,156,976	$18,300,338	$13,953,506	$6,112,034	$4,814,643

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

24

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 Subaccount		Mid-Cap – SC2 Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$145,271	$137,840	$137,581	$140,720	$(31,049)	$(21,005)	$20,497	$37,348
Net realized gain (loss) on investments	29,104	(31,846)	461,275	257,469	740,433	290,850	59,267	94,980
Change in unrealized appreciation/ depreciation of investments	(39,562)	116,829	3,017,890	1,182,896	810,833	243,811	967,080	480,159
Net increase (decrease) in net assets from operations	134,813	222,823	3,616,746	1,581,085	1,520,217	513,656	1,046,844	612,487
Contract transactions:
Transfers of net premiums	374,989	249,961	1,187,257	1,245,447	566,770	521,883	410,969	435,356
Transfers of surrenders and death benefits	(125,934)	(232,807)	(474,052)	(611,255)	(272,952)	(302,606)	(135,266)	(191,698)
Transfers of policy loans	(45,228)	(71,284)	(219,589)	(124,182)	(96,484)	(71,390)	(54,602)	(39,186)
Transfers of cost of insurance and other charges	(203,224)	(142,043)	(855,448)	(851,392)	(360,351)	(318,803)	(261,412)	(251,673)
Transfers between subaccounts, including Declared Interest Option account	78,062	1,477,659	(126,774)	(164,697)	643,675	(128,368)	(85,975)	(94,028)
Net increase (decrease) in net assets from contract transactions	78,665	1,281,486	(488,606)	(506,079)	480,658	(299,284)	(126,286)	(141,229)
Total increase (decrease) in net assets	213,478	1,504,309	3,128,140	1,075,006	2,000,875	214,372	920,558	471,258
Net assets at beginning of period	2,789,918	1,285,609	11,869,169	10,794,163	4,078,523	3,864,151	3,649,581	3,178,323
Net assets at end of period	$3,003,396	$2,789,918	$14,997,309	$11,869,169	$6,079,398	$4,078,523	$4,570,139	$3,649,581

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

25

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$86,462	$(19,475)	$10,256	$(196)	$(19,082)	$(14,910)	$75,211	$71,956
Net realized gain (loss) on investments	(65,273)	(384,188)	164,891	139,508	298,633	111,627	1,521	52,287
Change in unrealized appreciation/ depreciation of investments	12,635	902,100	602,885	219,820	390,017	68,821	(200,434)	(84,658)
Net increase (decrease) in net assets from operations	33,824	498,437	778,032	359,132	669,568	165,538	(123,702)	39,585
Contract transactions:
Transfers of net premiums	316,324	329,831	266,008	356,694	254,065	225,123	497,851	516,596
Transfers of surrenders and death benefits	(96,263)	(135,226)	(121,685)	(218,982)	(105,992)	(164,960)	(203,399)	(335,103)
Transfers of policy loans	(44,596)	(31,487)	(38,400)	(53,925)	(27,745)	(49,240)	(48,577)	(103,279)
Transfers of cost of insurance and other charges	(180,808)	(183,998)	(171,792)	(209,999)	(136,644)	(118,641)	(266,404)	(299,478)
Transfers between subaccounts, including Declared Interest Option account	(66,188)	(98,838)	(66,719)	(950,735)	(326,404)	563,897	169,207	(46,862)
Net increase (decrease) in net assets from contract transactions	(71,531)	(119,718)	(132,588)	(1,076,947)	(342,720)	456,179	148,678	(268,126)
Total increase (decrease) in net assets	(37,707)	378,719	645,444	(717,815)	326,848	621,717	24,976	(228,541)
Net assets at beginning of period	2,329,443	1,950,724	2,272,097	2,989,912	1,978,804	1,357,087	3,873,681	4,102,222
Net assets at end of period	$2,291,736	$2,329,443	$2,917,541	$2,272,097	$2,305,652	$1,978,804	$3,898,657	$3,873,681

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

26

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Cap Core Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$36,141	$14,773	$23,633	$12,533	$7,431	$(2,650)	$(5,172)	$(8,485)
Net realized gain (loss) on investments	(17,496)	(52,179)	71,679	29,691	200,849	16,078	33,648	(18,110)
Change in unrealized appreciation/ depreciation of investments	472,569	191,618	242,897	159,310	812,938	422,638	480,805	232,872
Net increase (decrease) in net assets from operations	491,214	154,212	338,209	201,534	1,021,218	436,066	509,281	206,277
Contract transactions:
Transfers of net premiums	281,248	161,902	155,246	157,322	427,105	324,192	147,613	156,304
Transfers of surrenders and death benefits	(98,006)	(78,760)	(81,717)	(76,916)	(195,877)	(336,971)	(88,184)	(66,914)
Transfers of policy loans	(40,214)	(15,028)	(26,191)	(19,749)	(85,127)	(46,126)	(36,556)	(19,049)
Transfers of cost of insurance and other charges	(168,724)	(103,785)	(79,455)	(79,384)	(247,614)	(186,236)	(89,250)	(83,817)
Transfers between subaccounts, including Declared Interest Option account	1,234,030	(61,238)	(76,865)	(50,895)	(350,700)	1,516,448	(12,626)	(27,965)
Net increase (decrease) in net assets from contract transactions	1,208,334	(96,909)	(108,982)	(69,622)	(452,213)	1,271,307	(79,003)	(41,441)
Total increase (decrease) in net assets	1,699,548	57,303	229,227	131,912	569,005	1,707,373	430,278	164,836
Net assets at beginning of period	1,246,159	1,188,856	1,176,733	1,044,821	3,458,085	1,750,712	1,276,988	1,112,152
Net assets at end of period	$2,945,707	$1,246,159	$1,405,960	$1,176,733	$4,027,090	$3,458,085	$1,707,266	$1,276,988

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

27

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$37,230	$75,945	$(96,143)	$(83,693)	$(42,839)	$(26,463)	$53,687	$85,325
Net realized gain (loss) on investments	186,694	(282,629)	1,229,271	1,138,290	884,269	226,620	764,579	450,502
Change in unrealized appreciation/ depreciation of investments	1,306,847	1,116,672	2,097,117	58,987	675,351	365,365	541,791	522,440
Net increase (decrease) in net assets from operations	1,530,771	909,988	3,230,245	1,113,584	1,516,781	565,522	1,360,057	1,058,267
Contract transactions:
Transfers of net premiums	614,864	793,370	698,524	725,014	413,159	565,237	745,990	796,921
Transfers of surrenders and death benefits	(273,383)	(454,529)	(402,421)	(459,401)	(163,877)	(305,175)	(351,626)	(368,304)
Transfers of policy loans	(65,708)	(110,303)	(74,890)	(98,062)	(71,941)	(61,755)	(123,801)	(85,614)
Transfers of cost of insurance and other charges	(393,818)	(464,664)	(676,915)	(664,602)	(293,297)	(374,051)	(562,719)	(584,193)
Transfers between subaccounts, including Declared Interest Option account	(1,212,740)	(696,261)	(44,151)	(127,501)	(59,427)	(1,713,610)	(161,337)	(193,193)
Net increase (decrease) in net assets from contract transactions	(1,330,785)	(932,387)	(499,853)	(624,552)	(175,383)	(1,889,354)	(453,493)	(434,383)
Total increase (decrease) in net assets	199,986	(22,399)	2,730,392	489,032	1,341,398	(1,323,832)	906,564	623,884
Net assets at beginning of period	5,923,154	5,945,553	9,310,738	8,821,706	4,209,815	5,533,647	8,272,708	7,648,824
Net assets at end of period	$6,123,140	$5,923,154	$12,041,130	$9,310,738	$5,551,213	$4,209,815	$9,179,272	$8,272,708

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

28

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year Ended December 31
	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(702)	$16,094
Net realized gain (loss) on investments	(44,897)	64,243
Change in unrealized appreciation/ depreciation of investments	600,362	551,604
Net increase (decrease) in net assets from operations	554,763	631,941
Contract transactions:
Transfers of net premiums	572,142	549,176
Transfers of surrenders and death benefits	(212,273)	(436,643)
Transfers of policy loans	(95,992)	(92,828)
Transfers of cost of insurance and other charges	(308,624)	(295,845)
Transfers between subaccounts, including Declared Interest Option account	26,038	472,983
Net increase (decrease) in net assets from contract transactions	(18,709)	196,843
Total increase (decrease) in net assets	536,054	828,784
Net assets at beginning of period	4,244,398	3,415,614
Net assets at end of period	$4,780,452	$4,244,398

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

29

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Calvert Variable Products, Inc.*
	EAFE International Index – F Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index – F Subaccount		S&P MidCap 400 Index – F Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$465	$1,299	$600	$576	$257	$293	$155	$139
Net realized gain (loss) on investments	2,523	(9,161)	9,899	12,309	3,310	2,698	1,831	1,036
Change in unrealized appreciation/ depreciation of investments	1,799	44,797	14,150	(1,063)	12,575	2,113	6,453	2,030
Net increase (decrease) in net assets from operations	4,787	36,935	24,649	11,822	16,142	5,104	8,439	3,205
Contract transactions:
Transfers of net premiums	6,444	147,320	11,903	12,732	8,700	7,926	8,105	7,444
Transfers of surrenders and death benefits	(41)	(11,053)	–	(780)	–	–	–	–
Transfers of policy loans	(43)	(655)	(222)	(2,083)	–	–	–	–
Transfers of cost of insurance and other charges	(2,867)	(59,092)	(9,287)	(10,117)	(4,882)	(4,121)	(4,529)	(3,999)
Transfers between subaccounts, including Declared Interest Option account	(11,649)	(618,213)	(27,781)	(501)	1	(188)	(1)	504
Net increase (decrease) in net assets from contract transactions	(8,156)	(541,693)	(25,387)	(749)	3,819	3,617	3,575	3,949
Total increase (decrease) in net assets	(3,369)	(504,758)	(738)	11,073	19,961	8,721	12,014	7,154
Net assets at beginning of period	27,382	532,140	84,553	73,480	40,591	31,870	23,978	16,824
Net assets at end of period	$24,013	$27,382	$83,815	$84,553	$60,552	$40,591	$35,992	$23,978

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

30

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Columbia Variable Products, Inc.*
	International Opportunity Subaccount		Mid Cap Value Opportunity Subaccount		Small Cap Value Subaccount		Small Co. Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$254	$175	$–	$–	$3,331	$35	$–	$–
Net realized gain (loss) on investments	241	(169)	1,366	19,204	7,474	1,281	9,209	28,522
Change in unrealized appreciation/ depreciation of investments	2,452	1,629	10,179	938	82,461	17,455	2,446	(12,242)
Net increase (decrease) in net assets from operations	2,947	1,635	11,545	20,142	93,266	18,771	11,655	16,280
Contract transactions:
Transfers of net premiums	3,963	4,036	9,194	56,988	80,443	31,158	9,485	56,700
Transfers of surrenders and death benefits	–	–	(16)	(4,255)	(10,929)	(2,799)	(1,112)	(4,046)
Transfers of policy loans	–	(427)	(1,072)	(232)	(6,668)	(587)	(54)	(234)
Transfers of cost of insurance and other charges	(2,757)	(2,523)	(5,976)	(24,850)	(44,034)	(15,134)	(5,090)	(23,614)
Transfers between subaccounts, including Declared Interest Option account	855	1,551	(1,054)	(218,156)	26,554	209,898	(49,798)	(164,011)
Net increase (decrease) in net assets from contract transactions	2,061	2,637	1,076	(190,505)	45,366	222,536	(46,569)	(135,205)
Total increase (decrease) in net assets	5,008	4,272	12,621	(170,363)	138,632	241,307	(34,914)	(118,925)
Net assets at beginning of period	12,104	7,832	29,729	200,092	251,838	10,531	55,385	174,310
Net assets at end of period	$17,112	$12,104	$42,350	$29,729	$390,470	$251,838	$20,471	$55,385

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

31

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	DWS Variable Series I*		DWS Variable Series II*		Federated Insurance Series*
	Global Small Cap Growth Subaccount		Global Growth Subaccount (2)		Managed Tail Risk Subaccount (1)		Managed Volatility Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$106	$100	$7,742	$6,261	$2,964	$2,492	$2,739	$2,495
Net realized gain (loss) on investments	1,344	1,226	80,334	11,178	30,057	8,606	1,701	5,275
Change in unrealized appreciation/ depreciation of investments	3,792	798	(41,892)	61,525	(401)	25,502	14,534	2,963
Net increase (decrease) in net assets from operations	5,242	2,124	46,184	78,964	32,620	36,600	18,974	10,733
Contract transactions:
Transfers of net premiums	7,441	7,923	59,322	171,376	34,259	133,596	26,889	27,521
Transfers of surrenders and death benefits	–	(1,270)	(8,140)	(14,499)	(4,055)	(11,342)	(3,732)	(4,139)
Transfers of policy loans	–	–	(2,772)	(2,576)	(3,420)	(1,422)	(2,410)	(1,611)
Transfers of cost of insurance and other charges	(4,326)	(4,049)	(29,672)	(74,844)	(17,329)	(60,072)	(14,225)	(14,392)
Transfers between subaccounts, including Declared Interest Option account	(400)	(4,258)	(572,967)	(5,648)	(266,294)	(245,488)	(1,515)	(10,756)
Net increase (decrease) in net assets from contract transactions	2,715	(1,654)	(554,229)	73,809	(256,839)	(184,728)	5,007	(3,377)
Total increase (decrease) in net assets	7,957	470	(508,045)	152,773	(224,219)	(148,128)	23,981	7,356
Net assets at beginning of period	13,134	12,664	539,048	386,275	268,578	416,706	84,048	76,692
Net assets at end of period	$21,091	$13,134	$31,003	$539,048	$44,359	$268,578	$108,029	$84,048

(1) Formerly known as Capital Appreciation Subaccount.

(1) Formerly known as Global Thematic Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

32

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount		Quality Bond Subaccount		Contrafund – SC2 Subaccount		Growth – SC2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$–	$–	$26,722	$40,355	$7,614	$8,873	$13	$80
Net realized gain (loss) on investments	–	–	1,227	3,879	44,527	11,854	1,307	1,329
Change in unrealized appreciation/ depreciation of investments	–	–	(22,217)	34,724	189,635	24,690	7,058	1,261
Net increase (decrease) in net assets from operations	–	–	5,732	78,958	241,776	45,417	8,378	2,670
Contract transactions:
Transfers of net premiums	1,604	9,959	191,789	287,699	226,241	134,557	5,868	6,685
Transfers of surrenders and death benefits	–	(1,325)	(21,435)	(29,824)	(33,418)	(12,241)	(203)	–
Transfers of policy loans	–	(258)	(8,795)	(2,954)	(13,826)	(5,355)	(317)	(1,649)
Transfers of cost of insurance and other charges	(755)	(4,678)	(97,353)	(132,236)	(120,502)	(64,476)	(4,250)	(3,687)
Transfers between subaccounts, including Declared Interest Option account	(906)	(41,462)	51,414	(505,584)	(93,834)	544,539	–	(58)
Net increase (decrease) in net assets from contract transactions	(57)	(37,764)	115,620	(382,899)	(35,339)	597,024	1,098	1,291
Total increase (decrease) in net assets	(57)	(37,764)	121,352	(303,941)	206,437	642,441	9,476	3,961
Net assets at beginning of period	6,523	44,287	623,504	927,445	804,098	161,657	22,424	18,463
Net assets at end of period	$6,466	$6,523	$744,856	$623,504	$1,010,535	$804,098	$31,900	$22,424

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

33

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 – SC2 Subaccount		Mid-Cap – SC2 Subaccount		Fidelity Real Estate – SC2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$20,111	$5,967	$1,338	$1,038	$1,219	$403	$4,694	$3,078
Net realized gain (loss) on investments	455	720	11,440	2,089	58,012	33,143	18,676	86,345
Change in unrealized appreciation/ depreciation of investments	(12,313)	(578)	8,161	4,315	37,110	(13,567)	(20,604)	(40,282)
Net increase (decrease) in net assets from operations	8,253	6,109	20,939	7,442	96,341	19,979	2,766	49,141
Contract transactions:
Transfers of net premiums	71,784	15,969	11,694	11,429	73,912	45,717	75,250	87,785
Transfers of surrenders and death benefits	(7,196)	(4,316)	(206)	–	(6,487)	(3,882)	(8,560)	(6,477)
Transfers of policy loans	(3,486)	(2,103)	(23,900)	(1,491)	(5,103)	(1,394)	(5,015)	(1,162)
Transfers of cost of insurance and other charges	(37,574)	(8,375)	(10,402)	(7,351)	(42,188)	(22,195)	(36,630)	(40,687)
Transfers between subaccounts, including Declared Interest Option account	219,811	85,009	33,474	(56)	275,732	(100,146)	2,040	(99,359)
Net increase (decrease) in net assets from contract transactions	243,339	86,184	10,660	2,531	295,866	(81,900)	27,085	(59,900)
Total increase (decrease) in net assets	251,592	92,293	31,599	9,973	392,207	(61,921)	29,851	(10,759)
Net assets at beginning of period	106,453	14,160	56,352	46,379	104,856	166,777	250,147	260,906
Net assets at end of period	$358,045	$106,453	$87,951	$56,352	$497,063	$104,856	$279,998	$250,147

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.
34

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Small Cap Value Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Global Bond Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$584	$2,769	$20,333	$6,902	$18,290	$719	$15,167	$2,519
Net realized gain (loss) on investments	1,885	32,178	(1,721)	3,404	10,024	986	18,575	748
Change in unrealized appreciation/ depreciation of investments	11,429	(24,578)	(35,078)	(5,367)	88,888	2,693	(22,562)	24,031
Net increase (decrease) in net assets from operations	13,898	10,369	(16,466)	4,939	117,202	4,398	11,180	27,298
Contract transactions:
Transfers of net premiums	6,953	70,234	196,489	134,253	149,632	8,556	100,955	59,528
Transfers of surrenders and death benefits	(16)	(5,166)	(21,286)	(16,078)	(19,239)	(452)	(11,110)	(5,486)
Transfers of policy loans	(96)	(1,094)	(8,892)	(1,155)	(11,773)	(1,297)	(6,504)	(1,393)
Transfers of cost of insurance and other charges	(5,217)	(33,771)	(98,080)	(63,645)	(83,352)	(5,321)	(50,518)	(29,079)
Transfers between subaccounts, including Declared Interest Option account	225	(306,797)	30,279	355,606	796,817	(325)	(157,865)	361,808
Net increase (decrease) in net assets from contract transactions	1,849	(276,594)	98,510	408,981	832,085	1,161	(125,042)	385,378
Total increase (decrease) in net assets	15,747	(266,225)	82,044	413,920	949,287	5,559	(113,862)	412,676
Net assets at beginning of period	37,785	304,010	654,437	240,517	35,548	29,989	446,653	33,977
Net assets at end of period	$53,532	$37,785	$736,481	$654,437	$984,835	$35,548	$332,791	$446,653

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

35

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	J.P. Morgan Insurance Trust*
	Intrepid Growth Subaccount		Intrepid Mid Cap Subaccount		Mid Cap Growth Subaccount		Small Cap Core – CL2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,961	$3,338	$9,455	$85	$17	$–	$121	$–
Net realized gain (loss) on investments	12,696	86,122	84,449	2,581	2,952	2,548	1,902	4,450
Change in unrealized appreciation/ depreciation of investments	135,647	(28,366)	143,811	38,821	7,433	983	10,070	1,540
Net increase (decrease) in net assets from operations	152,304	61,094	237,715	41,487	10,402	3,531	12,093	5,990
Contract transactions:
Transfers of net premiums	137,600	140,058	166,554	92,236	6,808	7,264	6,831	7,910
Transfers of surrenders and death benefits	(18,599)	(12,098)	(24,455)	(9,037)	–	(557)	(213)	(3,855)
Transfers of policy loans	(9,301)	(824)	(10,825)	(1,132)	(1,075)	–	(1,107)	(638)
Transfers of cost of insurance and other charges	(73,520)	(62,977)	(88,832)	(42,632)	(4,522)	(4,655)	(4,433)	(4,911)
Transfers between subaccounts, including Declared Interest Option account	212,229	(214,932)	(361,543)	640,422	(293)	(4,609)	(792)	(7,628)
Net increase (decrease) in net assets from contract transactions	248,409	(150,773)	(319,101)	679,857	918	(2,557)	286	(9,122)
Total increase (decrease) in net assets	400,713	(89,679)	(81,386)	721,344	11,320	974	12,379	(3,132)
Net assets at beginning of period	319,313	408,992	728,542	7,198	23,642	22,668	28,725	31,857
Net assets at end of period	$720,026	$319,313	$647,156	$728,542	$34,962	$23,642	$41,104	$28,725

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

36

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Equity Income Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,783	$16,334	$–	$203	$480	$476	$8,262	$3,357
Net realized gain (loss) on investments	154,817	78,231	10,436	2,367	2,676	1,196	8,177	299
Change in unrealized appreciation/ depreciation of investments	1,675	14,519	3,977	2,057	2,031	1,569	68,045	21,159
Net increase (decrease) in net assets from operations	163,275	109,084	14,413	4,627	5,187	3,241	84,484	24,815
Contract transactions:
Transfers of net premiums	130,154	247,426	10,273	9,485	7,852	7,642	185,099	39,013
Transfers of surrenders and death benefits	(20,323)	(22,438)	–	(477)	–	–	(23,185)	(1,715)
Transfers of policy loans	(8,584)	(2,398)	(78)	(1,854)	–	–	(12,560)	(661)
Transfers of cost of insurance and other charges	(66,154)	(112,858)	(6,028)	(6,302)	(4,214)	(3,646)	(96,395)	(17,646)
Transfers between subaccounts, including Declared Interest Option account	(775,495)	58,717	(8,912)	1,936	2	–	592,465	212,236
Net increase (decrease) in net assets from contract transactions	(740,402)	168,449	(4,745)	2,788	3,640	3,996	645,424	231,227
Total increase (decrease) in net assets	(577,127)	277,533	9,668	7,415	8,827	7,237	729,908	256,042
Net assets at beginning of period	871,990	594,457	41,731	34,316	27,066	19,829	278,208	22,166
Net assets at end of period	$294,863	$871,990	$51,399	$41,731	$35,893	$27,066	$1,008,116	$278,208

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

37

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company.

At the direction of eligible policy owners, the Account invests in fifty-five investment options in the following open-end registered investment companies (the Funds).

Subaccount	Product	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	A, B & C	VP Mid Cap Value Fund
Inflation Protection Bond	A, B & C	VP Inflation Protection Bond Fund
Ultra	A, B & C	VP Ultra® Fund
Value	A, B & C	VP Value Fund
Vista	A, B & C	VP VistaSM Fund
Calvert Variable Products, Inc.:
EAFE International Index – F	D	EAFE International Index Portfolio – Class F
NASDAQ 100 Index	A, B, C & D	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	A, B & C	Russell 2000 Small Cap Index Portfolio
Russell 2000 Small Cap Index – F	D	Russell 2000 Small Cap Index Portfolio – Class F
S&P MidCap 400 Index	A, B & C	S&P MidCap 400 Index Portfolio
S&P MidCap 400 Index – F	D	S&P MidCap 400 Index Portfolio – Class F
Columbia Variable Products, Inc.:
International Opportunity	D	International Opportunity Fund – Class 1
Mid Cap Value Opportunity	D	Mid Cap Value Opportunity Fund – Class 1
Small Cap Value	D	Small Cap Value Fund – Class 2
Small Co. Growth	D	Small Company Growth Fund – Class 2
Dreyfus Variable Investment Fund:
Appreciation	A, B & C	VIF Appreciation Portfolio – Initial Share Class
Dreyfus Growth & Income	A, B & C	VIF Growth and Income Portfolio – Initial Share Class
International Equity	A, B & C	VIF International Equity Portfolio – Initial Share Class
Opportunistic Small Cap	A, B & C	VIF Opportunistic Small Cap Portfolio – Initial Share Class
Socially Responsible Growth	A, B & C	Dreyfus Socially Responsible Growth Fund, Inc. – Service Share Class
DWS Variable Series I:
Global Small Cap Growth	D	DWS Global Small Cap Growth VIP – Class A
DWS Variable Series II:
Global Growth (1)	D	DWS Global Growth VIP – Class A (1)

38

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Product	Invests Exclusively in Shares of
Federated Insurance Series:
Managed Tail Risk (2)	A, B, C & D	Federated Managed Tail Risk Fund II – Primary Shares (2)
Managed Volatility	A, B, C & D	Federated Managed Volatility Fund II
Prime Money	A, B, C & D	Federated Prime Money Fund II
Quality Bond	A, B, C & D	Federated Quality Bond Fund II – Primary Shares
Fidelity® Variable Insurance Products Funds:
Contrafund	A, B & C	VIP Contrafund® Portfolio – Initial Class
Contrafund – SC2	D	IP Contrafund® Portfolio – Service Class 2
Growth	A, B & C	VIP Growth Portfolio – Initial Class
Growth – SC2	D	VIP Growth Portfolio – Service Class 2
Fidelity Growth & Income	A, B & C	VIP Growth & Income Portfolio – Initial Class
High Income – SC2	A, B, C & D	VIP High Income Portfolio – Service Class 2
Index 500	A, B & C	VIP Index 500 Portfolio – Initial Class
Index 500– SC2	D	VIP Index 500 Portfolio – Service Class 2
Mid-Cap – SC2	A, B, C & D	VIP Mid Cap Portfolio – Service Class 2
Overseas	A, B & C	VIP Overseas Portfolio – Initial Class
Fidelity Real Estate – SC2	D	VIP Real Estate Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	A, B & C	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	A, B, C & D	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	A, B & C	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	A, B, C & D	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	A, B, C & D	Mutual Shares Securities Fund – Class 2
Templeton Global Bond Securities	D	Templeton Global Bond Securities Fund – Class 2
Templeton Growth Securities	A, B & C	Templeton Growth Securities Fund – Class 2
J.P. Morgan Insurance Trust:
Intrepid Growth	D	Intrepid Growth Portfolio – Class 1
Intrepid Mid Cap	D	Intrepid Mid Cap Portfolio – Class 1
Mid Cap Growth	D	Mid Cap Growth Portfolio – Class 1
Mid-Cap Value	A, B & C	Mid Cap Value Portfolio – Class 1
Small Cap Core	A, B & C	Small Cap Core Portfolio – Class 1
Small Cap Core – CL2	D	Small Cap Core Portfolio – Class 2
T. Rowe Price Equity Series, Inc.:
Equity Income	A, B, C & D	Equity Income Portfolio
Mid-Cap Growth	A, B & C	Mid-Cap Growth Portfolio
New America Growth	A, B, C & D	New America Growth Portfolio
Personal Strategy Balanced	A, B, C & D	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	A, B, C & D	International Stock Portfolio

(1)  Formerly DWS Global Thematic VIP – Class A. Effective May 1, 2013, the fund's name changed.

(2)  Formerly Federated Capital Appreciation Fund II – Primary Shares. Effective February 15, 2013, the fund's name changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

39

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account's investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account's own assumptions in determining the fair value of the investments)

At December 31, 2013, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent investment purchases and redemptions that have not been remitted to or by the Account.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter through the cancellation of subaccount units. These charges are assessed in

40

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions (continued)

return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Prior to October 31, 2013, for Product A policies purchased before May 1, 2005, premiums were reduced by a 7% charge up to the threshold premium and 2% of each premium in excess of the threshold. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $ 7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Prior to October 1, 2013, for Product A policies purchased before May 1, 2005, a $5 expense charge was deducted monthly for administration of policies and the Account. Prior to June 1, 2013, Product D monthly charges were $10 for the first ten policy years. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 (prior to June 1, 2013, the amount was determined by the Specified Amount and age of the insured) of the Specified Amount or increase in the Specified Amount for the first ten policy years. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account's prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

41

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2013:

Subaccount	Cost of Purchases	Proceeds from Sales
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$12,923	$24,420
Inflation Protection Bond	52,532	26,733
Ultra	68,583	97,221
Value	195,513	227,989
Vista	74,672	177,572
Calvert Variable Products, Inc.:
NASDAQ 100 Index	142,759	315,437
Russell 2000 Small Cap Index	280,945	384,824
S&P MidCap 400 Index	270,047	333,682
Dreyfus Variable Investment Fund:
Appreciation	255,726	245,707
Dreyfus Growth & Income	47,127	49,743
International Equity	165,705	182,588
Opportunistic Small Cap	94,356	155,593
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	16,342	68,789
Federated Insurance Series:
Managed Tail Risk	2,998,220	5,410,674
Managed Volatility	1,507,942	3,411,170
Prime Money	96,485	220,361
Quality Bond	1,566,848	1,688,110
Fidelity® Variable Insurance Products Funds:
Contrafund	1,126,375	1,334,979
Growth	345,078	905,035
Fidelity Growth & Income	279,125	451,689
High Income – SC2	481,418	257,482
Index 500	733,429	952,043
Mid-Cap – SC2	1,646,877	487,287
Overseas	201,848	292,151
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	245,906	230,975
Franklin Small Cap Value Securities	184,764	263,942
Franklin Small-Mid Cap Growth Securities	268,932	501,163
Franklin U.S. Government	517,255	293,366
Mutual Shares Securities	1,443,046	198,571
Templeton Growth Securities	117,894	203,243

42

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Products A, B and C (continued):
J.P. Morgan Insurance Trust:
Mid-Cap Value	$325,547	$726,076
Small Cap Core	86,459	170,634
T. Rowe Price Equity Series, Inc.:
Equity Income	391,083	1,684,638
Mid-Cap Growth	1,096,747	762,137
New America Growth	944,556	343,806
Personal Strategy Balanced	880,358	729,604
T. Rowe Price International Series, Inc.:
International Stock	339,037	358,448
Product D:
Calvert Variable Products, Inc.:
EAFE International Index – F	$6,051	$13,742
NASDAQ 100 Index	15,971	38,901
Russell 2000 Small Cap Index – F	8,939	2,767
S&P MidCap 400 Index – F	6,832	2,077
Columbia Variable Products, Inc.:
International Opportunity	5,062	2,747
Mid Cap Value Opportunity	7,292	6,216
Small Cap Value	87,371	38,674
Small Co. Growth	8,254	54,823
DWS Variable Series I:
Global Small Cap Growth	7,497	3,555
DWS Variable Series II:
Global Growth	46,096	592,583
Federated Insurance Series:
Managed Tail Risk	31,848	279,660
Managed Volatility	23,120	15,374
Prime Money	1,577	1,634
Quality Bond	202,807	60,465
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	138,014	165,472
Growth – SC2	4,426	3,295
High Income – SC2	286,671	23,221
Index 500– SC2	43,094	30,412
Mid-Cap – SC2	384,617	32,426
Fidelity Real Estate – SC2	73,512	28,357

43

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Product D (continued):
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	$7,585	$4,398
Franklin U.S. Government	186,662	67,819
Mutual Shares Securities	904,615	54,240
Templeton Global Bond Securities	78,175	184,134
J.P. Morgan Insurance Trust:
Intrepid Growth	301,321	48,951
Intrepid Mid Cap	107,306	416,952
Mid Cap Growth	6,667	4,104
Small Cap Core – CL2	5,731	5,324
T. Rowe Price Equity Series, Inc.:
Equity Income	86,745	820,364
New America Growth	17,901	15,072
Personal Strategy Balanced	8,158	1,913
T. Rowe Price International Series, Inc.:
International Stock	720,180	66,494

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2013 and 2012:

	Period Ended December 31
	2013			2012
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	561	1,367	(806)	849	1,194	(345)
Inflation Protection Bond	2,884	1,775	1,109	3,859	896	2,963
Ultra	4,060	5,741	(1,681)	4,745	7,257	(2,512)
Value	12,578	15,758	(3,180)	114,810	18,742	96,068
Vista	3,924	8,598	(4,674)	4,209	9,276	(5,067)
Calvert Variable Products, Inc.:
NASDAQ 100 Index	3,432	12,413	(8,981)	4,829	9,652	(4,823)
Russell 2000 Small Cap Index	7,039	16,058	(9,019)	8,252	13,556	(5,304)
S&P MidCap 400 Index	5,574	12,097	(6,523)	5,985	12,706	(6,721)
Dreyfus Variable Investment Fund:
Appreciation	11,783	12,825	(1,042)	59,675	26,055	33,620
Dreyfus Growth & Income	2,675	2,771	(96)	3,493	4,242	(749)
International Equity	5,061	7,486	(2,425)	22,177	115,606	(93,429)
Opportunistic Small Cap	6,173	9,399	(3,226)	5,563	9,149	(3,586)

44

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2013			2012
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A, B and C (continued):
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	924	4,604	(3,680)	1,149	4,586	(3,437)
Federated Insurance Series:
Managed Tail Risk	62,340	420,086	(357,746)	56,869	612,581	(555,712)
Managed Volatility	22,840	246,397	(223,557)	18,268	273,547	(255,279)
Prime Money	9,815	21,293	(11,478)	14,271	19,075	(4,804)
Quality Bond	53,668	138,325	(84,657)	41,560	205,615	(164,055)
Fidelity® Variable Insurance Products Funds:
Contrafund	45,794	57,835	(12,041)	52,257	89,223	(36,966)
Growth	23,158	61,202	(38,044)	25,819	87,050	(61,231)
Fidelity Growth & Income	12,271	28,498	(16,227)	11,914	35,497	(23,583)
High Income – SC2	13,405	9,999	3,406	74,399	15,308	59,091
Index 500	25,212	61,386	(36,174)	29,222	74,227	(45,005)
Mid-Cap – SC2	32,372	15,035	17,337	7,749	20,038	(12,289)
Overseas	9,102	18,010	(8,908)	12,150	24,111	(11,961)
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	7,979	12,110	(4,131)	10,202	18,174	(7,972)
Franklin Small Cap Value Securities	3,605	7,903	(4,298)	8,709	56,342	(47,633)
Franklin Small-Mid Cap Growth Securities	7,801	26,853	(19,052)	48,038	16,535	31,503
Franklin U.S. Government	27,728	17,660	10,068	23,729	41,735	(18,006)
Mutual Shares Securities	76,944	9,622	67,322	4,771	11,051	(6,280)
Templeton Growth Securities	4,678	10,627	(5,949)	5,558	10,512	(4,954)
J.P. Morgan Insurance Trust:
Mid-Cap Value	8,138	23,282	(15,144)	70,321	16,743	53,578
Small Cap Core	3,576	7,185	(3,609)	4,452	6,769	(2,317)
T. Rowe Price Equity Series, Inc.:
Equity Income	16,298	88,280	(71,982)	24,219	84,983	(60,764)
Mid-Cap Growth	5,448	21,703	(16,255)	5,904	30,752	(24,848)
New America Growth	8,647	20,540	(11,893)	19,055	175,443	(156,388)
Personal Strategy Balanced	9,755	31,883	(22,128)	10,819	34,884	(24,065)
T. Rowe Price International Series, Inc.:
International Stock	22,880	24,101	(1,221)	63,666	44,946	18,720
Product D:
Calvert Variable Products, Inc.:
EAFE International Index – F	527	1,299	(772)	20,826	82,496	(61,670)
NASDAQ 100 Index	793	2,322	(1,529)	2,525	2,650	(125)
Russell 2000 Small Cap Index – F	472	191	281	512	193	319
S&P MidCap 400 Index – F	370	131	239	461	141	320

45

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2013			2012
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Product D (continued):
Columbia Variable Products, Inc.:
International Opportunity	411	234	177	489	218	271
Mid Cap Value Opportunity	527	442	85	4,154	21,930	(17,776)
Small Cap Value	5,987	2,749	3,238	20,266	573	19,693
Small Co. Growth	644	4,286	(3,642)	5,228	17,675	(12,447)
DWS Variable Series I:
Global Small Cap Growth	455	253	202	565	690	(125)
DWS Variable Series II:
Global Growth	3,614	54,593	(50,979)	44,454	36,420	8,034
Federated Insurance Series:
Managed Tail Risk	2,028	24,303	(22,275)	22,009	40,421	(18,412)
Managed Volatility	1,628	1,215	413	1,851	2,118	(267)
Prime Money	158	163	(5)	763	4,540	(3,777)
Quality Bond	16,099	5,590	10,509	45,703	82,120	(36,417)
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	9,125	11,713	(2,588)	52,033	2,812	49,221
Growth – SC2	335	245	90	468	355	113
High Income – SC2	17,544	1,559	15,985	7,155	940	6,215
Index 500– SC2	2,955	2,111	844	669	447	222
Mid-Cap – SC2	23,925	2,290	21,635	3,330	10,476	(7,146)
Fidelity Real Estate – SC2	3,711	1,885	1,826	12,300	16,504	(4,204)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	397	282	115	5,394	29,796	(24,402)
Franklin U.S. Government	13,497	5,542	7,955	45,335	12,411	32,924
Mutual Shares Securities	67,289	3,964	63,325	834	723	111
Templeton Global Bond Securities	3,667	11,140	(7,473)	26,490	939	25,551
J.P. Morgan Insurance Trust:
Intrepid Growth	20,235	3,267	16,968	18,521	30,796	(12,275)
Intrepid Mid Cap	4,149	17,691	(13,542)	37,419	1,059	36,360
Mid Cap Growth	348	286	62	444	665	(221)
Small Cap Core – CL2	359	341	18	720	1,429	(709)
T. Rowe Price Equity Series, Inc.:
Equity Income	5,689	56,984	(51,295)	47,625	33,654	13,971
New America Growth	662	991	(329)	1,262	1,049	213
Personal Strategy Balanced	391	134	257	441	118	323
T. Rowe Price International Series, Inc.:
International Stock	61,611	5,815	55,796	23,773	563	23,210

46

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2013, 2012, 2011, 2010 and 2009, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2013	7,424	$18.88	$140,178	1.20%	0.90%	28.96%
2012	8,230	14.64	120,492	2.03	0.90	15.28
2011	8,575	12.70	108,891	1.34	0.90	(1.55)
2010	8,460	12.90	109,148	2.27	0.90	18.13
2009	8,481	10.92	92,581	3.83	0.90	28.77
Inflation Protection Bond:
2013	14,451	13.36	193,124	1.86	0.90	(9.05)
2012	13,342	14.69	196,006	2.74	0.90	6.60
2011	10,379	13.78	143,059	4.21	0.90	11.04
2010	11,581	12.41	143,667	1.84	0.90	4.46
2009	12,391	11.88	147,203	1.92	0.90	9.49
Ultra:
2013	58,337	18.53	1,081,264	0.53	0.90	35.85
2012	60,018	13.64	818,787	–	0.90	12.91
2011	62,530	12.08	755,530	–	0.90	0.17
2010	62,073	12.06	748,701	0.51	0.90	15.08
2009	62,018	10.48	650,239	0.27	0.90	33.16
Value:
2013	106,272	15.31	1,626,703	1.66	0.90	30.63
2012	109,452	11.72	1,283,223	2.20	0.90	13.57
2011	13,384	10.32	138,188	2.04	0.90	0.10
2010	13,262	10.31	136,760	1.91	0.90	12.43
2009	25,028	9.17	229,611	5.45	0.90	18.78
Vista:
2013	66,935	21.39	1,431,550	–	0.90	29.01
2012	71,609	16.58	1,187,015	–	0.90	14.58
2011	76,676	14.47	1,109,239	–	0.90	(8.71)
2010	78,282	15.85	1,240,506	–	0.90	22.77
2009	77,809	12.91	1,004,312	–	0.90	21.45
Calvert Variable Products, Inc.:
NASDAQ 100 Index:
2013	73,338	28.23	2,070,541	0.79	0.90	34.81
2012	82,319	20.94	1,723,449	0.66	0.90	16.59
2011	87,142	17.96	1,565,084	0.28	0.90	2.10
2010	90,108	17.59	1,584,927	0.20	0.90	18.53
2009	91,274	14.84	1,354,378	0.09	0.90	52.21
Russell 2000 Small Cap Index:
2013	112,212	26.29	2,949,563	0.75	0.90	36.71
2012	121,231	19.23	2,331,556	0.98	0.90	14.46
2011	126,535	16.80	2,125,915	0.51	0.90	(5.72)
2010	130,354	17.82	2,323,067	0.55	0.90	24.96
2009	136,315	14.26	1,944,128	0.64	0.90	25.09

47

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Calvert Variable Products, Inc. (continued):
S&P MidCap 400 Index:
2013		116,906	$29.17	$3,410,429	0.91%	0.90%	31.63%
2012		123,429	22.16	2,735,091	0.96	0.90	16.26
2011		130,150	19.06	2,480,648	0.67	0.90	(3.10)
2010		137,837	19.67	2,711,193	0.78	0.90	24.89
2009		141,950	15.75	2,236,264	0.97	0.90	35.08
Dreyfus Variable Investment Fund:
Appreciation:
2013		142,431	18.85	2,684,990	1.96	0.90	19.99
2012		143,473	15.71	2,253,335	3.45	0.90	9.48
2011		109,853	14.35	1,576,426	1.70	0.90	8.06
2010		114,458	13.28	1,520,091	1.80	0.90	14.29
2009		88,901	11.62	1,033,111	2.79	0.90	21.42
Dreyfus Growth & Income:
2013		44,913	17.94	805,700	0.91	0.90	35.60
2012		45,009	13.23	595,561	1.46	0.90	16.98
2011		45,758	11.31	517,396	1.27	0.90	(3.66)
2010		46,743	11.74	548,569	1.22	0.90	17.64
2009		46,272	9.98	461,992	1.34	0.90	27.62
International Equity:
2013		89,245	23.31	2,080,205	2.82	0.90	16.67
2012		91,670	19.98	1,831,112	0.56	0.90	22.05
2011		185,099	16.37	3,029,199	2.41	0.90	(15.40)
2010		225,443	19.35	4,362,991	1.54	0.90	9.01
2009		192,170	17.75	3,410,690	3.54	0.90	24.13
Opportunistic Small Cap:
2013		75,861	18.24	1,383,944	–	0.90	47.22
2012		79,087	12.39	979,912	–	0.90	19.48
2011		82,673	10.37	857,250	0.41	0.90	(14.58)
2010		85,029	12.14	1,032,489	0.73	0.90	29.98
2009		84,336	9.34	787,898	1.58	0.90	24.87
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2013		19,964	16.02	319,868	1.08	0.90	32.84
2012		23,644	12.06	285,247	0.57	0.90	10.64
2011		27,081	10.90	295,124	0.67	0.90	(0.18)
2010		26,920	10.92	294,062	0.64	0.90	13.51
2009		26,690	9.62	256,841	0.62	0.90	32.14
Federated Insurance Series:
Managed Tail Risk: (4)
2013		6,600,652	11.79	77,809,495	0.99	0.90	15.48
2012		6,958,398	10.21	71,069,711	0.55	0.90	9.20
2011	(5)	7,514,110	9.35	70,285,725	–	0.90	(6.50)

48

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Federated Insurance Series (continued):
Managed Volatility:
2013		3,351,252	$13.52	$45,310,744	2.88%	0.90%	20.61%
2012		3,574,809	11.21	40,056,600	2.97	0.90	12.55
2011	(5)	3,830,088	9.96	38,135,777	–	0.90	(0.40)
Prime Money:
2013		120,374	9.78	1,177,441	–	0.90	(0.91)
2012		131,852	9.87	1,301,317	–	0.90	(0.90)
2011	(5)	136,656	9.96	1,360,940	–	0.90	(0.40)
Quality Bond:
2013		2,172,871	10.70	23,239,553	4.19	0.90	0.19
2012		2,257,528	10.68	24,112,569	4.08	0.90	8.76
2011	(5)	2,421,583	9.82	23,785,285	–	0.90	(1.80)
Fidelity® Variable Insurance Products Funds:
Contrafund:
2013		893,871	23.21	20,744,631	–	0.90	30.10
2012		905,912	17.84	16,156,976	1.35	0.90	15.39
2011		942,878	15.46	14,574,766	1.01	0.90	(3.37)
2010		982,802	16.00	15,724,151	1.25	0.90	16.19
2009		1,033,312	13.77	14,231,821	1.43	0.90	34.47
Growth:
2013		1,253,406	14.60	18,300,338	0.30	0.90	35.19
2012		1,291,450	10.80	13,953,506	0.60	0.90	13.56
2011		1,352,681	9.51	12,857,806	0.37	0.90	(0.63)
2010		1,415,760	9.57	13,549,603	0.28	0.90	23.01
2009		1,452,538	7.78	11,296,566	0.46	0.90	27.12
Fidelity Growth & Income:
2013		378,966	16.13	6,112,034	1.90	0.90	32.43
2012		395,193	12.18	4,814,643	2.25	0.90	17.45
2011		418,776	10.37	4,341,737	1.80	0.90	0.78
2010		441,954	10.29	4,549,585	0.72	0.90	13.83
2009		461,390	9.04	4,172,344	1.13	0.90	26.08
High Income – SC2:
2013		126,641	23.72	3,003,396	5.88	0.90	4.77
2012		123,235	22.64	2,789,918	7.99	0.90	12.97
2011		64,144	20.04	1,285,609	6.95	0.90	2.77
2010		64,323	19.50	1,254,139	7.77	0.90	12.65
2009		64,603	17.31	1,118,025	8.47	0.90	42.24
Index 500:
2013		968,996	15.48	14,997,309	1.92	0.90	31.08
2012		1,005,170	11.81	11,869,169	2.11	0.90	14.88
2011		1,050,175	10.28	10,794,163	1.97	0.90	1.18
2010		1,090,124	10.16	11,078,485	1.98	0.90	13.90
2009		1,117,828	8.92	9,965,870	2.65	0.90	25.46
49

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Fidelity® Variable Insurance Products Funds (continued):
Mid-Cap – SC2:
2013	179,591	$33.85	$6,079,398	0.29%	0.90%	34.65%
2012	162,254	25.14	4,078,523	0.39	0.90	13.55
2011	174,543	22.14	3,864,151	0.02	0.90	(11.65)
2010	179,058	25.06	4,486,412	0.12	0.90	27.47
2009	184,550	19.66	3,628,879	0.47	0.90	38.45
Overseas:
2013	274,909	16.62	4,570,139	1.41	0.90	29.24
2012	283,817	12.86	3,649,581	1.98	0.90	19.63
2011	295,778	10.75	3,178,323	1.40	0.90	(17.88)
2010	306,181	13.09	4,007,221	1.42	0.90	12.07
2009	321,379	11.68	3,752,302	2.22	0.90	25.46
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2013	134,497	17.04	2,291,736	4.55	0.90	1.43
2012	138,628	16.80	2,329,443	–	0.90	26.22
2011	146,600	13.31	1,950,724	7.75	0.90	(6.47)
2010	149,943	14.23	2,133,515	2.83	0.90	19.88
2009	157,851	11.87	1,873,380	12.72	0.90	17.99
Franklin Small Cap Value Securities:
2013	83,262	35.04	2,917,541	1.29	0.90	35.03
2012	87,560	25.95	2,272,097	0.89	0.90	17.31
2011	135,193	22.12	2,989,912	0.67	0.90	(4.57)
2010	148,714	23.18	3,447,745	0.75	0.90	27.08
2009	147,003	18.24	2,681,985	1.76	0.90	28.00
Franklin Small-Mid Cap Growth Securities:
2013	108,718	21.21	2,305,652	–	0.90	36.93
2012	127,770	15.49	1,978,804	–	0.90	9.86
2011	96,267	14.10	1,357,087	–	0.90	(5.62)
2010	104,981	14.94	1,568,876	–	0.90	26.40
2009	109,349	11.82	1,292,003	–	0.90	42.41
Franklin U.S. Government:
2013	269,831	14.45	3,898,657	2.83	0.90	(3.09)
2012	259,763	14.91	3,873,681	2.68	0.90	0.95
2011	277,769	14.77	4,102,222	3.19	0.90	4.75
2010	245,522	14.10	3,461,809	3.22	0.90	4.37
2009	222,240	13.51	3,003,000	3.78	0.90	2.19
Mutual Shares Securities:
2013	145,651	20.22	2,945,707	2.48	0.90	27.09
2012	78,329	15.91	1,246,159	2.08	0.90	13.24
2011	84,609	14.05	1,188,856	2.33	0.90	(1.95)
2010	92,347	14.33	1,322,912	1.55	0.90	10.23
2009	98,137	13.00	1,275,770	1.99	0.90	24.88

50

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Templeton Growth Securities:
2013	69,815	$20.14	$1,405,960	2.70%	0.90%	29.68%
2012	75,764	15.53	1,176,733	2.03	0.90	20.02
2011	80,718	12.94	1,044,821	1.09	0.90	(7.83)
2010	134,493	14.04	1,888,034	1.27	0.90	6.44
2009	158,164	13.19	2,086,253	3.61	0.90	29.95
J.P. Morgan Insurance Trust:
Mid-Cap Value:
2013	120,156	33.52	4,027,090	1.09	0.90	31.14
2012	135,300	25.56	3,458,085	0.80	0.90	19.33
2011	81,722	21.42	1,750,712	1.33	0.90	1.23
2010	86,551	21.16	1,831,045	1.20	0.90	22.38
2009	91,413	17.29	1,580,637	2.29	0.90	25.56
Small Cap Core:
2013	65,679	25.99	1,707,266	0.55	0.90	41.02
2012	69,288	18.43	1,276,988	0.20	0.90	18.67
2011	71,605	15.53	1,112,152	0.13	0.90	(5.59)
2010	77,416	16.45	1,273,858	–	0.90	25.96
2009	77,137	13.06	1,007,441	0.82	0.90	21.49
T. Rowe Price Equity Series, Inc.:
Equity Income:
2013	295,311	20.73	6,123,140	1.52	0.90	28.52
2012	367,293	16.13	5,923,154	2.13	0.90	16.13
2011	428,057	13.89	5,945,553	1.79	0.90	(1.56)
2010	392,261	14.11	5,536,369	1.93	0.90	13.97
2009	382,759	12.38	4,739,367	2.00	0.90	24.42
Mid-Cap Growth:
2013	341,176	35.29	12,041,130	–	0.90	35.47
2012	357,431	26.05	9,310,738	–	0.90	12.87
2011	382,279	23.08	8,821,706	–	0.90	(2.12)
2010	407,595	23.58	9,611,787	–	0.90	26.98
2009	439,902	18.57	8,170,080	–	0.90	44.29
New America Growth:
2013	318,267	17.44	5,551,213	–	0.90	36.78
2012	330,160	12.75	4,209,815	0.39	0.90	12.14
2011	486,548	11.37	5,533,647	0.22	0.90	(1.98)
2010	494,219	11.60	5,732,307	0.20	0.90	18.61
2009	512,148	9.78	5,009,619	–	0.90	48.41
Personal Strategy Balanced:
2013	414,515	22.14	9,179,272	1.51	0.90	16.83
2012	436,643	18.95	8,272,708	1.96	0.90	14.16
2011	460,708	16.60	7,648,824	2.06	0.90	(1.19)
2010	485,920	16.80	8,165,783	2.35	0.90	12.68
2009	514,645	14.91	7,674,400	2.18	0.90	30.90

51

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
T. Rowe Price International Series, Inc.:
International Stock:
2013	336,813	$14.19	$4,780,452	0.88%	0.90%	12.98%
2012	338,034	12.56	4,244,398	1.31	0.90	17.38
2011	319,314	10.70	3,415,614	1.86	0.90	(13.57)
2010	186,284	12.38	2,306,412	0.94	0.90	13.37
2009	193,818	10.92	2,115,624	2.81	0.90	51.04
Product D:
Calvert Variable Products, Inc.:
EAFE International Index – F:
2013	2,064	$11.63	$24,013	1.93%	–%	20.39%
2012	2,836	9.66	27,382	0.35	–	17.09
2011	64,506	8.25	532,140	1.91	–	(12.88)
2010	52,400	9.47	496,314	1.72	–	6.52
2009	32,679	8.89	290,627	1.45	–	27.55
NASDAQ 100 Index:
2013	4,106	20.41	83,815	0.77	–	36.07
2012	5,635	15.00	84,553	0.78	–	17.55
2011	5,760	12.76	73,480	0.29	–	3.07
2010	5,317	12.38	65,843	0.29	–	19.61
2009	2,075	10.35	21,488	0.25	–	53.56
Russell 2000 Small Cap Index – F:
2013	3,632	16.67	60,552	0.50	–	37.65
2012	3,351	12.11	40,591	0.79	–	15.22
2011	3,032	10.51	31,870	0.29	–	(5.06)
2010	3,184	11.07	35,255	0.38	–	25.80
2009	2,080	8.80	18,308	0.47	–	25.89
S&P MidCap 400 Index – F:
2013	2,028	17.75	35,992	0.50	–	32.46
2012	1,789	13.40	23,978	0.65	–	17.03
2011	1,469	11.45	16,824	0.31	–	(2.47)
2010	2,058	11.74	24,164	0.50	–	25.70
2009	794	9.34	7,419	0.98	–	36.15
Columbia Variable Products, Inc.:
International Opportunity:
2013	1,317	12.99	17,112	1.75	–	22.32
2012	1,140	10.62	12,104	1.78	–	17.87
2011	869	9.01	7,832	5.48	–	(12.78)
2010	640	10.33	6,615	3.74	–	8.85
2009	296	9.49	2,812	0.54	–	30.36
Mid Cap Value Opportunity:
2013	2,630	16.10	42,350	–	–	37.84
2012	2,545	11.68	29,729	–	–	18.58
2011	20,321	9.85	200,092	1.62	–	(7.86)
2010	19,363	10.69	207,090	1.28	–	22.87
2009	4,931	8.70	42,892	1.29	–	31.62

52

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
Columbia Variable Products, Inc. (continued):
Small Cap Value:
2013		23,892	$16.34	$390,470	1.03%	–%	34.04%
2012		20,654	12.19	251,838	0.03	–	11.22
2011		961	10.96	10,531	0.88	–	(6.16)
2010		768	11.68	8,967	1.05	–	26.54
2009		594	9.23	5,486	0.90	–	24.90
Small Co. Growth:
2013		1,306	15.68	20,471	–	–	40.13
2012		4,948	11.19	55,385	–	–	11.68
2011		17,395	10.02	174,310	–	–	(5.83)
2010		15,280	10.64	162,558	–	–	28.04
2009		9,297	8.31	77,251	–	–	25.34
DWS Variable Series I:
Global Small Cap Growth:
2013		1,313	16.07	21,091	0.62	–	35.96
2012		1,111	11.82	13,134	0.66	–	15.43
2011		1,236	10.24	12,664	1.63	–	(9.94)
2010		915	11.37	10,401	0.33	–	26.61
2009		464	8.98	4,166	1.40	–	48.18
DWS Variable Series II:
Global Growth: (6)
2013		2,521	12.30	31,003	3.58	–	22.02
2012		53,500	10.08	539,048	1.33	–	18.59
2011		45,466	8.50	386,275	0.63	–	(14.31)
2010		37,107	9.92	368,222	0.84	–	13.63
2009		22,730	8.73	198,454	1.11	–	43.82
Federated Insurance Series:
Managed Tail Risk: (4)
2013		3,681	12.05	44,359	2.28	–	16.43
2012		25,956	10.35	268,578	0.65	–	10.22
2011	(5)	44,368	9.39	416,706	–	–	(6.10)
Managed Volatility:
2013		7,814	13.83	108,029	2.86	–	21.74
2012		7,401	11.36	84,048	2.88	–	13.60
2011	(5)	7,668	10.00	76,692	–	–	–
Prime Money:
2013		647	10.00	6,466	–	–	–
2012		652	10.00	6,523	–	–	–
2011	(5)	4,429	10.00	44,287	–	–	–
Quality Bond:
2013		68,123	10.93	744,856	3.85	–	1.02
2012		57,614	10.82	623,504	4.82	–	9.74
2011	(5)	94,031	9.86	927,445	–	–	(1.40)

53

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2:
2013	61,627	$16.40	$1,010,535	0.85%	–%	30.99%
2012	64,215	12.52	804,098	2.08	–	16.14
2011	14,994	10.78	161,657	0.86	–	(2.80)
2010	12,999	11.09	144,169	1.19	–	16.86
2009	8,108	9.49	76,908	1.60	–	35.57
Growth – SC2:
2013	2,036	15.67	31,900	0.05	–	36.02
2012	1,946	11.52	22,424	0.37	–	14.40
2011	1,833	10.07	18,463	0.13	–	–
2010	1,647	10.07	16,593	0.04	–	23.86
2009	1,072	8.13	8,717	0.28	–	27.83
High Income – SC2:
2013	23,311	15.36	358,045	7.69	–	5.71
2012	7,326	14.53	106,453	11.19	–	13.96
2011	1,111	12.75	14,160	7.52	–	3.74
2010	887	12.29	10,906	9.26	–	13.69
2009	588	10.81	6,355	13.94	–	43.37
Index 500 – SC2:
2013	5,450	16.14	87,951	1.63	–	31.97
2012	4,606	12.23	56,352	1.95	–	15.60
2011	4,384	10.58	46,379	1.83	–	1.83
2010	4,039	10.39	41,984	1.94	–	14.68
2009	3,101	9.06	28,098	2.59	–	26.36
Mid-Cap – SC2:
2013	30,327	16.39	497,063	0.37	–	35.90
2012	8,692	12.06	104,856	0.26	–	14.53
2011	15,838	10.53	166,777	0.02	–	(10.84)
2010	13,607	11.81	160,724	0.14	–	28.51
2009	11,161	9.19	102,532	0.60	–	39.88
Fidelity Real Estate – SC2:
2013	19,799	14.14	279,998	1.68	–	1.58
2012	17,973	13.92	250,147	1.14	–	18.37
2011	22,177	11.76	260,906	1.01	–	7.69
2010	18,851	10.92	205,768	1.43	–	30.15
2009	15,522	8.39	130,244	3.52	–	37.32
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities:
2013	2,977	17.98	53,532	1.30	–	36.21
2012	2,862	13.20	37,785	1.28	–	18.39
2011	27,264	11.15	304,010	0.71	–	(3.80)
2010	22,003	11.59	254,922	0.73	–	28.21
2009	15,018	9.04	135,704	1.48	–	29.14

54

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Franklin U.S. Government:
2013	60,588	$12.16	$736,481	2.90%	–%	(2.17)%
2012	52,633	12.43	654,437	1.69	–	1.89
2011	19,709	12.20	240,517	3.22	–	5.63
2010	15,418	11.55	178,047	3.23	–	5.29
2009	9,720	10.97	106,607	4.01	–	3.10
Mutual Shares Securities:
2013	66,399	14.83	984,835	3.03	–	28.29
2012	3,074	11.56	35,548	2.09	–	14.23
2011	2,963	10.12	29,989	2.13	–	(1.08)
2010	2,861	10.23	29,264	1.70	–	11.20
2009	1,827	9.20	16,807	2.30	–	26.03
Templeton Global Bond Securities:
2013	20,529	16.21	332,791	4.12	–	1.63
2012	28,002	15.95	446,653	1.29	–	15.08
2011	2,451	13.86	33,977	5.89	–	(0.86)
2010	2,518	13.98	35,210	1.46	–	14.40
2009	1,435	12.22	17,532	11.79	–	18.64
J.P. Morgan Insurance Trust:
Intrepid Growth:
2013	42,036	17.13	720,026	0.74	–	34.46
2012	25,068	12.74	319,313	0.83	–	16.35
2011	37,343	10.95	408,992	0.97	–	1.86
2010	30,626	10.75	329,321	0.86	–	16.09
2009	20,024	9.26	185,465	0.49	–	34.20
Intrepid Mid Cap:
2013	23,240	27.85	647,156	1.43	–	40.59
2012	36,782	19.81	728,542	0.03	–	16.12
2011	422	17.06	7,198	0.86	–	(1.50)
2010	379	17.32	6,558	1.35	–	19.53
2009	340	14.49	4,927	1.51	–	35.67
Mid Cap Growth:
2013	2,007	17.42	34,962	0.06	–	43.37
2012	1,945	12.15	23,642	–	–	16.05
2011	2,166	10.47	22,668	–	–	(6.10)
2010	1,979	11.15	22,067	–	–	25.56
2009	1,376	8.88	12,217	–	–	43.00
Small Cap Core – CL2:
2013	2,206	18.63	41,104	0.35	–	41.89
2012	2,188	13.13	28,725	–	–	19.36
2011	2,897	11.00	31,857	–	–	(5.01)
2010	2,277	11.58	26,358	–	–	26.97
2009	1,407	9.12	12,837	0.82	–	28.27

55

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
T. Rowe Price Equity Series, Inc.:
Equity Income:
2013	18,085	$16.30	$294,863	1.33%	–%	29.67%
2012	69,380	12.57	871,990	2.22	–	17.15
2011	55,409	10.73	594,457	1.83	–	(0.74)
2010	44,821	10.81	484,325	2.00	–	15.12
2009	34,201	9.39	321,309	2.16	–	25.53
New America Growth:
2013	2,724	18.87	51,399	–	–	38.04
2012	3,053	13.67	41,731	0.48	–	13.07
2011	2,840	12.09	34,316	0.23	–	(1.06)
2010	2,608	12.22	31,857	0.21	–	19.69
2009	2,830	10.21	28,896	–	–	49.71
Personal Strategy Balanced:
2013	2,322	15.46	35,893	1.53	–	17.93
2012	2,065	13.11	27,066	2.01	–	15.10
2011	1,742	11.39	19,829	2.09	–	(0.26)
2010	1,626	11.42	18,570	2.51	–	13.75
2009	882	10.04	8,861	2.21	–	32.11
T. Rowe Price International Series, Inc.:
International Stock:
2013	81,424	12.38	1,008,116	1.17	–	14.00
2012	25,628	10.86	278,208	2.79	–	18.43
2011	2,418	9.17	22,166	1.59	–	(12.83)
2010	2,214	10.52	23,276	1.31	–	14.47
2009	754	9.19	6,931	4.17	–	52.40

(1)  These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)  These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)  These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized. For subaccounts which redeemed in full during the period indicated, total return has been calculated from the beginning of the reporting period through the date all assets were redeemed and has not been annualized.

(4)  Formerly Capital Appreciation. Effective February 15, 2013, the fund's name changed.

(5)  Subaccount commenced operations on July 15, 2011.

(6)  Formerly Global Thematic. Effective May 1, 2013, the fund's name changed.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
April 25, 2014

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FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

	December 31,
	2013	2012
Assets
Investments:
Fixed maturities – available for sale, at fair value (amortized cost: 2013 – $5,761,773; 2012 – $5,586,864)	$6,010,246	$6,213,266
Equity securities – available for sale, at fair value (cost: 2013 – $88,344; 2012 – $80,740)	89,177	84,432
Mortgage loans	580,099	559,984
Real estate	4,084	4,668
Policy loans	176,993	174,254
Short-term investments	72,649	50,014
Other investments	1,079	371
Total investments	6,934,327	7,086,989
Cash and cash equivalents	5,422	24,834
Securities and indebtedness of related parties	116,305	100,606
Accrued investment income	74,910	69,517
Reinsurance recoverable	100,001	98,238
Deferred acquisition costs	323,649	193,688
Value of insurance in force acquired	23,579	17,154
Current income taxes recoverable	–	6,421
Other assets	36,620	35,769
Assets held in separate accounts	693,955	618,809
Total assets	$8,308,768	$8,252,025

See accompanying notes.
2

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands, except per share data)

	December 31,
	2013	2012
Liabilities and stockholder's equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,278,871	$4,050,846
Traditional life insurance and accident and health products	1,515,139	1,457,075
Other policy claims and benefits	44,712	38,213
Supplementary contracts without life contingencies	349,761	361,273
Advance premiums and other deposits	240,441	226,485
Amounts payable to affiliates	451	620
Current income taxes	637	–
Deferred income taxes	137,088	228,582
Other liabilities	50,421	71,493
Liabilities related to separate accounts	693,955	618,809
Total liabilities	7,311,476	7,053,396
Stockholder's equity:
Farm Bureau Life Insurance Company stockholder's equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share – authorized 6,000 shares, none issued and outstanding	–	–
Common stock, par value $50.00 per share – authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	121,868	296,423
Retained earnings	701,694	728,474
Total Farm Bureau Life Insurance Company stockholder's equity	997,257	1,198,592
Noncontrolling interest	35	37
Total stockholder's equity	997,292	1,198,629
Total liabilities and stockholder's equity	$8,308,768	$8,252,025

See accompanying notes.
3

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Revenues:
Interest sensitive product charges	$111,532	$101,365	$93,401
Traditional life insurance premiums	180,944	175,086	168,420
Net investment income	365,254	359,120	341,744
Net realized capital gains on sales of investments	18,408	18,840	12,415
Total other-than-temporary impairment losses	(6,662)	(26,399)	(20,206)
Non-credit portion in other comprehensive income	4,250	9,372	6,555
Net impairment loss recognized in earnings	(2,412)	(17,027)	(13,651)
Other income	3,323	3,569	3,751
Total revenues	677,049	640,953	606,080
Benefits and expenses:
Interest sensitive product benefits	203,599	196,387	190,987
Traditional life insurance benefits	160,471	156,290	148,911
Policyholder dividends	13,319	14,275	17,029
Underwriting, acquisition and insurance expenses	140,906	140,969	121,243
Other expenses	248	321	389
Total benefits and expenses	518,543	508,242	478,559
	158,506	132,711	127,521
Income taxes	(52,698)	(44,297)	(41,368)
Equity income, net of related income taxes	7,410	4,683	1,284
Net income	113,218	93,097	87,437
Net loss attributable to noncontrolling interest	2	2	2
Net income attributable to Farm Bureau Life Insurance Company	$113,220	$93,099	$87,439

See accompanying notes.
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FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Net income	$113,218	$93,097	$87,437
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	(171,999)	124,945	138,564
Non-credit impairment losses	(2,690)	(5,984)	(4,261)
Change in underfunded status of postretirement benefit plans	134	(96)	(5)
Total other comprehensive income (loss), net of tax	(174,555)	118,865	134,298
Total comprehensive income (loss), net of tax	(61,337)	211,962	221,735
Comprehensive loss attributable to noncontrolling interest	2	2	2
Total comprehensive income (loss) applicable to Farm Bureau Life Insurance Company	$(61,335)	$211,964	$221,737

(1)  Other comprehensive income is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
(Dollars in thousands)

	Farm Bureau Life Insurance Company Stockholder's Equity
	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non- controlling Interest	Total Stockholder's Equity
Balance at January 1, 2011	$2,500	$171,195	$43,260	$612,936	$41	$829,932
Net income	–	–	–	87,439	(2)	87,437
Other comprehensive income	–	–	134,298	–	–	134,298
Dividends to parent	–	–	–	(20,000)	–	(20,000)
Balance at December 31, 2011	2,500	171,195	177,558	680,375	39	1,031,667
Net income	–	–	–	93,099	(2)	93,097
Other comprehensive income	–	–	118,865	–	–	118,865
Dividends to parent	–	–	–	(45,000)	–	(45,000)
Balance at December 31, 2012	2,500	171,195	296,423	728,474	37	1,198,629
Net income	–	–	–	113,220	(2)	113,218
Other comprehensive loss	–	–	(174,555)	–	–	(174,555)
Dividends to parent	–	–	–	(140,000)	–	(140,000)
Balance at December 31, 2013	$2,500	$171,195	$121,868	$701,694	$35	$997,292
See accompanying notes.
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FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Operating activities
Net income	$113,218	$93,097	$87,437
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	144,906	141,490	138,017
Charges for mortality, surrenders and administration	(100,820)	(95,437)	(88,850)
Net realized (gains) losses on investments	(15,996)	(1,813)	1,236
Change in fair value of derivatives	(955)	259	85
Increase in liabilities for traditional life and accident and health benefits	58,064	55,080	39,545
Deferral of acquisition costs	(43,453)	(47,551)	(44,620)
Amortization of deferred acquisition costs and value of insurance in force	34,304	41,157	29,784
Change in reinsurance recoverable	(1,763)	(3,553)	(424)
Provision for deferred income taxes	2,496	17,724	1,689
Other	(9,339)	7,275	27,256
Net cash provided by operating activities	180,662	207,728	191,155
Investing activities
Sales, maturities or repayments:
Fixed maturities – available for sale	674,509	652,274	404,239
Equity securities – available for sale	12,810	12,860	2,505
Mortgage loans	64,215	71,544	182,948
Derivative instruments	507	161	1,698
Policy loans	34,946	35,907	37,823
Securities and indebtedness of related parties	10,380	301	86
Other investments	30	–	–
Real estate	1,957	–	5,075
Acquisitions:
Fixed maturities – available for sale	(830,498)	(1,041,330)	(860,600)
Equity securities – available for sale	(26,414)	(38,962)	(3,280)
Mortgage loans	(87,568)	(75,780)	(181,520)
Derivative instruments	(607)	(223)	(274)
Policy loans	(37,685)	(37,793)	(39,672)
Securities and indebtedness of related parties	(30,960)	(38,152)	(26,679)
Short-term investments, net change	(22,635)	(45,625)	161,963
Purchases and disposals of property and equipment, net	(3,402)	(414)	(441)
Net cash used in investing activities	(240,415)	(505,232)	(316,129)

See accompanying notes.
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FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Financing activities
Contract holder account deposits	$565,255	$629,700	$614,264
Contract holder account withdrawals	(384,914)	(361,189)	(371,369)
Dividends paid to parent	(140,000)	(45,000)	(20,000)
Net cash provided by financing activities	40,341	223,511	222,895
Increase (decrease) in cash and cash equivalents	(19,412)	(73,993)	97,921
Cash and cash equivalents at beginning of year	24,834	98,827	906
Cash and cash equivalents at end of year	$5,422	$24,834	$98,827
Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$31,079	$25,203	$25,238
Non-cash investing activity:
Foreclosure of mortgage loans to real estate	1,575	2,131	–

See accompanying notes.
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FARM BUREAU LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

1. Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields) was launched in early 2013 and offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Future Adoption of Recent Accounting Pronouncements

In January 2014, the Financial Accounting Standards Board (FASB) issued guidance related to accounting for investments in low income housing tax credit limited partnerships. Presently, we account for these investments under the equity method and include related tax benefits as a component of equity income. The new guidance gives us the option to account for these partnerships using the proportional amortization method, which amortizes the acquisition cost of the partnership in proportion to the recognition of the tax credits associated with these projects. The tax credits, net of the amortization of the partnership interest, will be recognized as a component of income taxes. This guidance must be applied retrospectively and will be effective for fiscal years beginning after December 15, 2014, with early adoption permitted. We are currently evaluating the impact of this new guidance.

Investments

Fixed Maturities and Equity Securities

Fixed maturities, comprised of bonds, redeemable preferred stock and certain non-redeemable preferred stock, which may be sold, are designated as "available for sale." Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to synthetic collateralized debt obligations are included directly in stockholder's equity as a component of accumulated other comprehensive income. Unrealized gains and losses relating to synthetic collateralized debt obligations are recorded as a component of net investment income in the consolidated statements of operations. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized.

Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks, are designated as "available for sale" and are reported at fair value. The change in unrealized gains and losses of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income is accrued on impaired loans to the extent it is deemed collectible (generally

8

delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Real Estate

Real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance recognized as a realized loss on investments. There was one property held for investment with a valuation allowance of less than $0.1 million as of December 31, 2013 and 2012. There were no properties held for sale at December 31, 2013 and no properties held for sale with a valuation allowance as of December 31, 2012.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include call options, which are carried at fair value, and our ownership interest in aircraft acquired in a troubled debt restructuring with a bond issuer that filed for bankruptcy. The ownership interest in the aircraft is reported at cost, less accumulated depreciation.

We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we are required to use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, insurance, broker/dealer and real estate industries and include low income housing tax credit generating partnerships. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is other than temporary and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in accumulated other comprehensive income for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings. For all equity securities, the full amount of an other-than-temporary impairment write down is recognized as a realized loss on investments in the consolidated statements of operations and the new cost basis for the security is equal to its fair value.

We monitor the financial condition and operations of the issuers of fixed maturities and equity securities that could potentially have a credit impairment that is other-than-temporary. In determining whether or not an unrealized loss is other-than-temporary, we review factors such as:

•  historical operating trends;

•  business prospects;

9

•  status of the industry in which the company operates;

•  analyst ratings on the issuer and sector;

•  quality of management;

•  size of unrealized loss;

•  level of current market interest rates compared to market interest rates when the security was purchased; and

•  length of time the security has been in an unrealized loss position.

In order to determine the credit and non-credit impairment loss for fixed maturities, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an other-than- temporary impairment occurs and there is a non-credit portion of the unrealized loss that won't be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities, include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

After an other-than-temporary write down of all equity securities and any fixed maturities with a credit-only impairment, the cost basis is not adjusted for subsequent recoveries in fair value. For fixed maturities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values which are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable includes premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance In Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance

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acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.56% in 2013, 4.70% in 2012 and 4.72% in 2011.

For participating traditional life insurance and interest sensitive products, these costs are primarily being amortized in proportion to expected gross margins or gross profits. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Effective January 1, 2012, we retroactively adopted guidance issued by the FASB that narrowed the definition of deferrable acquisition costs associated with acquiring or renewing insurance contracts. In addition, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force and deferred acquisition costs, which increased net income $4.8 million.

Other Assets

Other assets include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from two to twenty years. Property and equipment had a carrying value of $7.2 million at December 31, 2013 and $4.5 million at December 31, 2012, and accumulated depreciation and amortization of $6.2 million at December 31, 2013 and $14.7 million at December 31, 2012. Depreciation and amortization expense for property and equipment was $0.7 million in 2013, $0.6 million in 2012 and $0.4 million in 2011.

Other assets at December 31, 2013 and 2012, also includes goodwill of $9.9 million related to the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct our impairment review at least annually as well as when circumstances suggest an impairment may have occurred. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. In the event that we were to dispose of a reporting unit, a discounted cash flow approach would be used to estimate the fair value of that reporting unit. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of our impairment review, we have determined our goodwill was not impaired as of December 31, 2013 or 2012.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are

11

charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2013, 2012 and 2011.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 5.84% in 2013 and 2012 and 6.04% in 2011. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 30% of direct receipts from policyholders during 2013 (2012 – 35% and 2011 – 38%) and represented 11% of life insurance in force at December 31, 2013, and 12% in 2012 and 2011.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

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All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$26,320	$22,650	$22,224
Amortization of deferred acquisition costs	31,135	35,343	33,932
Amortization of value of insurance in force acquired	2,565	5,563	(4,658)
Other underwriting, acquisition and insurance expenses, net of deferrals	80,886	77,413	69,745
Total	$140,906	$140,969	$121,243

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. Investment Operations

Fixed Maturity and Equity Securities

Available-For-Sale Fixed Maturity and Equity Securities by Investment Category

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$3,139,536	$229,883	$(64,685)	$3,304,734	$490
Residential mortgage-backed	453,194	30,299	(7,727)	475,766	(4,155)
Commercial mortgage-backed	391,845	20,014	(7,192)	404,667	–
Other asset-backed	424,337	18,956	(6,486)	436,807	1,725
United States Government and agencies	38,250	4,199	(198)	42,251	–
State, municipal and other governments	1,314,611	60,445	(29,035)	1,346,021	–
Total fixed maturities	$5,761,773	$363,796	$(115,323)	$6,010,246	$(1,940)
Equity securities:
Non-redeemable preferred stocks	$65,692	$3,141	$(2,383)	$66,450	$–
Common stocks	22,652	75	–	22,727	–
Total equity securities	$88,344	$3,216	$(2,383)	$89,177	$–

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	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses		Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$2,896,556	$399,079	$(9,404)		$3,286,231	$(2,133)
Residential mortgage-backed	599,512	46,113	(6,232)		639,393	(5,164)
Commercial mortgage-backed	463,504	49,173	(1,858)		510,819	–
Other asset-backed	485,796	16,981	(13,063)		489,714	(4,788)
United States Government and agencies	40,039	6,890	–		46,929	–
State, municipal and other governments	1,101,457	141,640	(2,917)		1,240,180	–
Total fixed maturities	$5,586,864	$659,876	$(33,474)		$6,213,266	$(12,085)
Equity securities:
Non-redeemable preferred stocks	$56,909	$4,251	$(668	) $	60,492	$–
Common stocks	23,831	109	–		23,940	–
Total equity securities	$80,740	$4,360	$(668)		$84,432	$–

(1)  Non-credit losses, subsequent to the initial impairment measurement date, on other-than-temporary impairments are included in the gross unrealized gains and losses column above. The non-credit loss component of OTTI losses for corporate and other asset-backed securities were in an unrealized gain position at December 31, 2013 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2)  Corporate securities include hybrid preferred securities with a carrying value of $76.3 million at December 31, 2013 and $99.6 million at December 31, 2012. Corporate securities also include redeemable preferred stock with a carrying value of $17.1 million at December 31, 2013 and $5.6 million at December 31, 2012.

Short-term investments have been excluded from the above schedules as amortized cost approximates fair value for these securities.

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2013
	Amortized Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$75,383	$76,935
Due after one year through five years	688,838	761,750
Due after five years through ten years	1,011,278	1,081,835
Due after ten years	2,716,898	2,772,486
	4,492,397	4,693,006
Mortgage-backed and other asset-backed	1,269,376	1,317,240
Total fixed maturities	$5,761,773	$6,010,246

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

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Net Unrealized Gains (Losses) on Investments in Accumulated Other Comprehensive Income

	December 31, 2013	December 31, 2012
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities – available for sale	$248,473	$626,402
Equity securities – available for sale	833	3,692
	249,306	630,094
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(55,550)	(172,321)
Value of insurance in force acquired	(6,356)	(15,346)
Unearned revenue reserve	2,790	13,554
Adjustments for assumed changes in policyholder liabilities	(2,957)	–
Provision for deferred income taxes	(65,495)	(159,600)
Net unrealized investment gains	$121,738	$296,381

Change in Unrealized Appreciation/Depreciation of Investments – Recorded in Accumulated Other Comprehensive Income

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Fixed maturities – available for sale	$(377,929)	$246,038	$278,537
Equity securities – available for sale	(2,859)	2,240	180
Interest rate swaps	–	–	121
Change in unrealized appreciation/depreciation of investments	$(380,788)	$248,278	$278,838

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities. Subsequent changes in fair value of securities for which a previous non-credit other-than-temporary impairment loss was recognized in accumulated other comprehensive income are reported along with changes in fair value for which no other- than-temporary impairment losses were previously recognized.

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Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2013
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$802,161	$(60,138)	$40,605	$(4,547)	$842,766	$(64,685)	56.1%
Residential mortgage-backed	86,763	(3,624)	16,714	(4,103)	103,477	(7,727)	6.7
Commercial mortgage-backed	53,647	(4,454)	28,054	(2,738)	81,701	(7,192)	6.2
Other asset-backed	84,779	(922)	33,170	(5,564)	117,949	(6,486)	5.6
United States Government and agencies	4,407	(198)	–	–	4,407	(198)	0.2
State, municipal and other governments	353,120	(25,700)	19,165	(3,335)	372,285	(29,035)	25.2
Total fixed maturities	$1,384,877	$(95,036)	$137,708	$(20,287)	$1,522,585	$(115,323)	100.0%
Equity securities:
Non-redeemable preferred stocks	$31,639	$(1,756)	$4,373	$(627)	$36,012	$(2,383)
Total equity securities	$31,639	$(1,756)	$4,373	$(627)	$36,012	$(2,383)

Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2012
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$123,610	$(2,120)	$84,881	$(7,284)	$208,491	$(9,404)	28.1%
Residential mortgage-backed	10,560	(85)	32,884	(6,147)	43,444	(6,232)	18.6%
Commercial mortgage-backed	27,073	(380)	32,697	(1,478)	59,770	(1,858)	5.6%
Other asset-backed	31,749	(512)	50,468	(12,551)	82,217	(13,063)	39.0%
State, municipal and other governments	33,228	(542)	15,932	(2,375)	49,160	(2,917)	8.7%
Total fixed maturities	$226,220	$(3,639)	$216,862	$(29,835)	$443,082	$(33,474)	100.0%
Equity securities:
Non-redeemable preferred stocks	$3,858	$(32)	$7,364	$(636)	$11,222	$(668)
Total equity securities	$3,858	$(32)	$7,364	$(636)	$11,222	$(668)

Included in fixed maturities in the above table are 430 securities from 357 issuers at December 31, 2013 and 139 securities from 116 issuers at December 31, 2012. The unrealized losses in fixed maturities are generally due to an increase in risk free rates relative to the risk free rates when the securities were purchased. We do not intend to sell or believe we will be required to sell any of our impaired fixed maturities before recovery of their amortized cost basis. The following summarizes the more significant unrealized losses of fixed maturities and equity securities by investment category as of December 31, 2013.

Corporate securities: The largest unrealized losses are in the utilities sector ($206.2 million carrying value and $20.0 million unrealized loss). The largest unrealized losses in the utilities sector were in the electric ($141.6

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million carrying value and $14.2 million unrealized loss) and the gas-pipeline ($50.4 million carrying value and $4.5 million unrealized loss) sub-sectors. The majority of losses in the sector are primarily attributable to general changes in market interest rates for corporate securities.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities were primarily due to continued uncertainty regarding mortgage defaults on Alt-A loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities were primarily due to spread widening and concerns regarding the potential for future defaults. The contractual cash flows of these investments are based on mortgages backing the securities. Unrealized losses on military housing bonds were mainly attributable to spread widening relative to spreads at which we acquired the bonds. Insured military housing bonds have also been impacted by the removal of their ratings following downgrades of the insurance providers.

Other asset-backed securities: The unrealized losses on other asset-backed securities were primarily due to market concerns regarding defaults on subprime mortgages and home equity loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

State, municipal and other governments: The unrealized losses on state, municipal and other governments were primarily due to general spread widening relative to spreads at which we acquired the bonds.

Equity securities: Our gross unrealized losses were on investment grade non-redeemable perpetual preferred securities within the finance sector. These securities provide periodic cash flows, contain call features and are similarly rated and priced like other long-term callable bonds and are evaluated for other-than-temporary impairment similar to fixed maturities. The decline in fair value is primarily due to market concerns regarding the sector. We have evaluated the near-term prospects of our equity securities in relation to the severity and duration of their impairment as well as our intent and ability to hold these investments until recovery of fair value, and have concluded they are not other than temporarily impaired.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $1.8 million at December 31, 2013, with the largest unrealized loss from an insurance carrier in the financial sector. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $4.0 million at December 31, 2013, which consists of two different securities from the same issuer that are backed by different pools of Alt-A residential mortgage loans. Both securities are rated non-investment grade and the largest unrealized loss totaled $2.1 million.

Mortgage Loans

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to- value ratio that provides sufficient excess collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses timely, management maintains and reviews a watch list of mortgage loans that have heightened risk. These loans may include those with: borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and establish an allowance as needed for possible losses against our mortgage loan portfolio. An allowance is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. At December 31, 2013, there were no non- performing loans over 90 days past due on contractual payments. At December 31, 2012 there were two non-performing loans over 90 days past due on contractual payments with a carrying value of $16.4 million. Interest income is accrued on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. We did not accrue interest on the two loans at December 31, 2012.

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Mortgage Loans by Collateral Type

	December 31, 2013		December 31, 2012
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$242,423	41.8%	$219,638	39.2%
Retail	196,094	33.8	186,357	33.3
Industrial	127,876	22.0	135,267	24.2
Other	13,706	2.4	18,722	3.3
Total	$580,099	100.0%	$559,984	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2013		December 31, 2012
Region of the United States	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
South Atlantic	$172,590	29.7%	$166,747	29.8%
Pacific	92,041	15.9	80,776	14.4
West North Central	87,064	15.0	79,402	14.2
East North Central	79,982	13.8	82,064	14.7
Mountain	53,572	9.2	49,058	8.8
West South Central	39,785	6.9	42,149	7.5
Other	55,065	9.5	59,788	10.6
Total	$580,099	100.0%	$559,984	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2013		December 31, 2012
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% – 50%	$160,515	27.7%	$187,309	33.4%
50% – 60%	178,815	30.8	139,087	24.8
60% – 70%	221,172	38.1	195,240	34.9
70% – 80%	15,499	2.7	36,773	6.6
80% – 90%	4,098	0.7	1,575	0.3
Total	$580,099	100.0%	$559,984	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically including when there is indication of a possible significant collateral decline or loan modification and refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2013		December 31, 2012
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
2013	$84,478	14.6%	$–	–%
2012	72,793	12.6	75,173	13.4
2011	48,190	8.3	47,405	8.5
2010	26,173	4.5	27,422	4.9
2008	69,276	11.9	71,412	12.8
2007 and prior	279,189	48.1	338,572	60.4
Total	$580,099	100.0%	$559,984	100.0%

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Impaired Mortgage Loans

	December 31,
	2013	2012
	(Dollars in thousands)
Unpaid principal balance	$22,100	$10,046
Less:
Related allowance	862	1,150
Discount	514	628
Carrying value of impaired mortgage loans	$20,724	$8,268

Allowance on Mortgage Loans

	Year ended December 31,
	2013	2012
	(Dollars in thousands)
Balance at beginning of period	$1,150	$1,055
Allowances established	804	335
Charge offs	(1,092)	(240)
Balance at end of period	$862	$1,150

Components of Net Investment Income

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Fixed maturities – available for sale	$325,945	$317,548	$300,249
Equity securities – available for sale	3,969	3,508	3,368
Mortgage loans	31,544	31,626	34,613
Real estate	331	–	367
Policy loans	8,502	8,997	9,170
Short-term investments, cash and cash equivalents	18	114	35
Prepayment fee income and other	5,098	6,733	1,546
	375,407	368,526	349,348
Less investment expenses	(10,153)	(9,406)	(7,604)
Net investment income	$365,254	$359,120	$341,744

Realized Gains (Losses) – Recorded in Income

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Realized gains (losses) on sales of investments
Fixed maturities:
Gross gains	$21,430	$18,318	$5,231
Gross losses	(2,868)	(541)	(213)
Equity securities	–	309	(5)
Mortgage loans	–	767	7,389
Real estate	12	–	–
Securities and indebtedness of related parties	(166)	(13)	13
Impairment losses recognized in earnings:
Credit-related portion of fixed maturity losses (1)	(618)	(5,264)	(1,454)
Other credit-related (2)	(1,794)	(11,763)	(12,197)
Realized gains (losses) on investments recorded in income	$15,996	$1,813	$(1,236)

(1)  Amount represents the credit-related losses recognized for fixed maturities which were not written down to fair value through income. As discussed above the non-credit portion of the losses have been recognized in other comprehensive income (loss).

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(2)  Amount represents credit-related losses for mortgage loans, real estate and fixed maturities written down to fair value through income.

Proceeds from sales of fixed maturities were $114.1 million in 2013, $156.3 million in 2012 and $70.7 million in 2011.

Included in the net impairment loss recognized in earnings in 2011 is an other-than-temporary impairment of $4.7 million related to an equity method investment held as Securities and Indebtedness of related parties, which was undergoing financial difficulties as a result of class action litigation.

Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value during the year. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturities

The following table sets forth the amount of credit loss impairments on fixed maturities held by the Company as of the dates indicated for which a portion of the other-than-temporary impairment was recognized in other comprehensive income (loss) and corresponding changes in such amounts.

	Year ended December 31,
	2013	2012
	(Dollars in thousands)
Balance at beginning of period	$(27,445)	$(22,479)
Increases for which an impairment was not previously recognized	–	(3,815)
Increases to previously impaired investments	(618)	(1,449)
Reductions due to investments sold	5,944	215
Reductions due to change of intent to not hold investments	794	83
Balance at end of period	$(21,325)	$(27,445)

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and are then required to consolidate it for financial reporting purposes. None of our VIE investees were required to be consolidated during 2013, 2012 or 2011. Our VIE investments are as follows:

	December 31, 2013		December 31, 2012
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
Real estate limited partnerships	$17,646	$17,646	$16,914	$16,914

The real estate limited partnerships had revenues totaling $4.3 million for 2013, $4.1 million for 2012 and $4.9 million for 2011. We may make commitments to fund partnership investments in the normal course of business. We did not have any other commitments to investees designated as VIE's during the years ended December 31, 2013, 2012 or 2011.

Derivative Instruments

We are not significantly involved in hedging activities and have limited exposure to derivatives. We do not apply hedge accounting to any of our derivative positions. Derivative assets, which are primarily reported in reinsurance recoverable and other investments, totaled $3.7 million at December 31, 2013 and $5.6 million at December 31, 2012. Our derivative assets consist of derivatives embedded within our modified coinsurance agreements and call options which provide an economic hedge for a small block of index annuity contracts. Derivative liabilities totaled $0.3 million at December 31, 2013 and $0.5 million at December 31, 2012 and include derivatives embedded within our index annuity contracts and derivatives embedded within our modified coinsurance agreements. The net gain (loss) recognized on these derivatives was included in net investment income and interest sensitive benefits and totaled ($1.5) million in 2013, $1.6 million in 2012 and ($1.2) million in 2011.

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Other

At December 31, 2013, affidavits of deposits covering investments with a carrying value totaling $6,480.9 million were on deposit with state agencies to meet regulatory requirements. Fixed maturities with a carrying value of $356.0 million were on deposit with the Federal Home Loan Bank (FHLB) as collateral for funding agreements.

At December 31, 2013 we had committed to provide additional funds for investments in limited partnerships. The amounts of these unfunded commitments totaled $38.3 million.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2013 includes fixed maturities, real estate, short-term and equity securities totaling $3.8 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholder's equity at December 31, 2013.

3. Fair Value

The carrying and estimated fair values of our financial instruments are as follows:

Fair Values and Carrying Values

	December 31,
	2013		2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities – available for sale	$6,010,246	$6,010,246	$6,213,266	$6,213,266
Equity securities – available for sale	89,177	89,177	84,432	84,432
Mortgage loans	580,099	594,451	559,984	600,448
Policy loans	176,993	210,401	174,254	227,161
Other investments	993	993	247	247
Cash, cash equivalents and short-term investments	78,071	78,071	74,848	74,848
Reinsurance recoverable	2,678	2,678	5,326	5,326
Assets held in separate accounts	693,955	693,955	618,809	618,809
Liabilities
Future policy benefits	$3,360,519	$3,371,706	$3,226,765	$3,352,252
Supplemental contracts without life contingencies	349,761	320,195	361,273	350,187
Advance premiums and other deposits	230,819	230,819	216,857	216,857
Other liabilities	–	–	131	131
Liabilities related to separate accounts	693,955	686,387	618,809	609,704

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data and where observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•  Level 1 — Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•  Level 2 — Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•  Level 3 — Fair values are based on significant unobservable inputs for the asset or liability.

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In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

The following methods and assumptions were used in estimating the fair value of our financial instruments:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage and other asset-backed, United States Government agencies and private placement securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 fixed maturities include private placements as well as corporate, mortgage and other asset-backed and state and municipal securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available will estimate fair value internally. Fair values of private investments in Level 3 are determined by reference to public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•  We follow a "pricing waterfall" policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source's knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded.

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For those securities for which an externally provided fair value is not available we use cash flow modeling techniques to estimate fair value.

•  We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value which approximates a market exit price.

•  We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•  We compare month-to-month price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research which may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•  We compare prices between different pricing sources for unusual disparity.

•  We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of common stock issued by the FHLB, with estimated fair value based on the current redemption value of the shares and non-redeemable preferred stock with estimated fair value obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which no active market exists, and fair value estimates for these securities is based on the values of comparable securities which are actively traded. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case where external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

Mortgage loans:

Mortgage loans are not measured at fair value on a recurring basis. Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality and W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Policy loans:

Policy loans are not measured at fair value on a recurring basis. Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Other investments:

Level 2 other investments include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

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Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits, supplemental contracts without life contingencies and advance premiums and other deposits:

Level 3 policy related financial instruments of investment-type contracts are those not involving significant mortality or morbidity risks. No active market exists for these contracts and they are not measured at fair value on a recurring basis. Fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. Fair values for our investment-type contracts with expected maturities, including deferred annuities, funding agreements and supplementary contracts, are determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For certain deposit liabilities with no defined maturities and no surrender charges, including pension related deposit administration funds, advance premiums and other deposits, fair value is the account value or amount payable on demand. Significant judgment is required in selecting the assumptions used to estimate the fair values of these financial instruments. For contracts with known maturities, increases in current rates will result in a decrease in discounted cash flows and a decrease in the estimated fair value of the policy obligation.

Certain annuity contracts include embedded derivatives, which are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values which require management judgment include the risk margin as well as the credit risk of our company. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Liabilities related to separate accounts:

Separate account liabilities are not measured at fair value on a recurring basis. Level 3 separate account liabilities' fair value is based on the cash surrender value of the underlying contract, which is the cost we would incur to extinguish the liability.

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$3,224,785	$79,949	$3,304,734
Residential mortgage-backed securities	–	475,766	–	475,766
Commercial mortgage-backed securities	–	332,955	71,712	404,667
Other asset-backed securities	–	350,972	85,835	436,807
United States Government and agencies	15,291	18,916	8,044	42,251
State, municipal and other governments	–	1,346,021	–	1,346,021
Non-redeemable preferred stocks	–	58,655	7,795	66,450
Common stocks	917	21,810	–	22,727
Other investments	–	993	–	993
Cash, cash equivalents and short-term investments	78,071	–	–	78,071
Reinsurance recoverable	–	2,678	–	2,678
Assets held in separate accounts	693,955	–	–	693,955
Total assets	$788,234	$5,833,551	$253,335	$6,875,120
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$286	$286
Total liabilities	$–	$–	$286	$286
	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$3,185,768	$100,463	$3,286,231
Residential mortgage-backed securities	–	639,393	–	639,393
Commercial mortgage-backed securities	–	434,538	76,281	510,819
Other asset-backed securities	–	393,958	95,756	489,714
United States Government and agencies	14,884	23,490	8,555	46,929
State, municipal and other governments	–	1,239,957	223	1,240,180
Non-redeemable preferred stocks	–	53,101	7,391	60,492
Common stocks	952	22,988	–	23,940
Other investments	–	247	–	247
Cash, cash equivalents and short-term investments	74,848	–	–	74,848
Reinsurance recoverable	–	5,326	–	5,326
Assets held in separate accounts	618,809	–	–	618,809
Total assets	$709,493	$5,998,766	$288,669	$6,996,928
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$307	$307
Other liabilities	–	131	–	131
Total liabilities	$–	$131	$307	$438

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Level 3 Fixed Maturity Securities on a Recurring Basis by Valuation Source

	December 31, 2013
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$59,812	$20,137	$79,949
Commercial mortgage-backed securities	71,712	–	71,712
Other asset-backed securities	65,003	20,832	85,835
United States Government and agencies	8,044	–	8,044
Total	$204,571	$40,969	$245,540
Percent of total	83.3%	16.7%	100.0%
	December 31, 2012
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$70,975	$29,488	$100,463
Commercial mortgage-backed securities	76,281	–	76,281
Other asset-backed securities	79,320	16,436	95,756
United States Government and agencies	8,555	–	8,555
State, municipal and other governments	223	–	223
Total	$235,354	$45,924	$281,278
Percent of total	83.7%	16.3%	100.0%

Quantitative Information about Level 3 Fair Value Measurements

	December 31, 2013
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$43,978	Discounted cash flow	Credit spread	0.91	% – 7.30% (5.34%)
Commercial mortgage-backed	71,712	Discounted cash flow	Credit spread	1.75	% – 4.50% (2.95%)
Other asset-backed securities	38,305	Discounted cash flow	Credit spread	0.74	% – 5.06% (3.55%)
Non-redeemable preferred stocks	7,795	Discounted cash flow	Credit spread	3.81	% (3.81%)
Total Assets	$161,790
Liabilities
Future policy benefits – index annuity embedded		Discounted cash flow	Credit risk	0.30	% – 1.70% (1.05%)
derivatives	$286		Risk margin	0.15	% – 0.40% (0.25%)
	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$54,538	Discounted cash flow	Credit spread	0.78	% – 9.21% (5.72%)
Commercial mortgage-backed	76,264	Discounted cash flow	Credit spread	1.95	% – 4.80% (3.35%)
Other asset-backed securities	43,119	Discounted cash flow	Credit spread	1.24	% – 6.07% (4.28%)
State, municipal and other governments	223	Discounted cash flow	Credit spread	1.75	% (1.75%)
Non-redeemable preferred stocks	7,391	Discounted cash flow	Credit spread	6.00	% (6.00%)
Total Assets	$181,535
Liabilities
Future policy benefits – index annuity embedded		Discounted cash flow	Credit risk	1.00	% – 2.50% (1.80%)
derivatives	$307		Risk margin	0.15	% – 0.40% (0.25%)

The tables above exclude certain securities for which the fair value was based on non-binding broker quotes where we could not reasonably obtain the quantitative unobservable inputs.

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Level 3 Financial Instruments Changes in Fair Value Recurring Basis

	December 31, 2013
					Realized and unrealized gains (losses), net
	Balance, December 31, 2012	Purchases	Disposals		Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2013
	(Dollars in thousands)
Corporate securities	$100,463	$112	$(7,946)		$–	$(1,945)	$–	$(10,798)	$63	$79,949
Commercial mortgage-backed securities	76,281	–	(660)		–	(3,996)	–	–	87	71,712
Other asset-backed securities	95,756	38,468	(13,583)		–	(971)	4,062	(39,155)	1,258	85,835
United States Government and agencies	8,555	–	–		–	(517)	–	–	6	8,044
State, municipal and other governments	223	–	(218)		–	(5)	–	–	–	–
Non-redeemable preferred stocks	7,391	–	–		–	71	5,208	(4,875)	–	7,795
Total	$288,669	$38,580	$(22,407)		$–	$(7,363)	$9,270	$(54,828)	$1,414	$253,335
Liabilities
Future policy benefits – index annuity embedded derivatives	$307	$–	$(28	) $	7	$–	$–	$–	$–	$286
Total Liabilities	$307	$–	$(28	) $	7	$–	$–	$–	$–	$286
	December 31, 2012
					Realized and unrealized gains (losses), net
	Balance, December 31, 2011	Purchases	Disposals		Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2012
	(Dollars in thousands)
Corporate securities	$106,412	$–	$(15,504)		$(9)	$3,113	$21,654	$(15,295)	$92	$100,463
Residential mortgage-backed securities	7,711	–	–		–	–	–	(7,711)	–	–
Commercial mortgage-backed securities	27,899	5,105	(3,101)		–	1,251	59,096	(14,055)	86	76,281
Other asset-backed securities	113,458	68,811	(11,351)		(44)	3,820	22,092	(102,192)	1,162	95,756
Collateralized debt obligation	270	–	(27)		(243)	–	–	–	–	–
United States Government and agencies	12,588	–	–		–	(28)	–	(4,010)	5	8,555
State, municipal and other governments	12,044	–	(4,221)		–	(316)	–	(7,845)	561	223
Non-redeemable preferred stocks	14,447	–	(5,105)		105	749	–	(2,805)	–	7,391
Total	$294,829	$73,916	$(39,309)		$(191)	$8,589	$102,842	$(153,913)	$1,906	$288,669
Liabilities
Future policy benefits – index annuity embedded derivatives	$302	$–	$(37	) $	42	$–	$–	$–	$–	$307
Total Liabilities	$302	$–	$(37	) $	42	$–	$–	$–	$–	$307

(1)  Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. There were no transfers between Level 1 and Level 2 during 2013.

(2)  Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. During 2012, we began using an external pricing service with access to observable inputs for a portion of our Level 3 investments for which non- binding broker quotes were previously used to estimate fair value. We believe the change in pricing sources is appropriate, and consistent with our pricing waterfall policy to use higher level valuation methods when available. There were no transfers between Level 1 and Level 2 during 2012.

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Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$–	$–	$594,451	$594,451
Policy loans	–	–	210,401	210,401
Total assets	$–	$–	$804,852	$804,852
Liabilities
Future policy benefits	$–	$–	$3,371,420	$3,371,420
Supplemental contracts without life contingencies	–	–	320,195	320,195
Advance premiums and other deposits	–	–	230,819	230,819
Liabilities related to separate accounts	–	–	686,387	686,387
Total liabilities	$–	$–	$4,608,821	$4,608,821
	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$–	$–	$600,448	$600,448
Policy loans	–	–	227,161	227,161
Total assets	$–	$–	$827,609	$827,609
Liabilities
Future policy benefits	$–	$–	$3,351,945	$3,351,945
Supplemental contracts without life contingencies	–	–	350,187	350,187
Advance premiums and other deposits	–	–	216,857	216,857
Liabilities related to separate accounts	–	–	609,704	609,704
Total liabilities	$–	$–	$4,528,693	$4,528,693

Level 3 Financial Instruments Measured at Fair Value on a Non-Recurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate which have been deemed to be impaired as of the end of the reporting period. During 2013, one real estate property was impaired to a fair value totaling $1.9 million which resulted in an impairment charge of $0.2 million. During 2012, one mortgage loan was impaired to a fair value totaling $1.6 million which resulted in an impairment charge of $0.3 million.

4. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.5 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

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We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. The maximum loss we could incur as a result of losses assumed from other pool members is $7.7 million per event. As of the date of this filing, there have been no claims on the reinsurance pool.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $13.0 million. A maximum occurrence limit of $50.0 million applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Life insurance in force ceded totaled $13,220.0 million (24.2% of life insurance in force) at December 31, 2013 and $11,999.3 million (23.1% of life insurance in force) at December 31, 2012. Insurance premiums and product charges have been reduced by $29.4 million in 2013, $28.9 million in 2012 and $30.8 million in 2011 and insurance benefits have been reduced by $21.7 million in 2013, $20.5 million in 2012 and $15.5 million in 2011 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements. Life insurance in force assumed totaled $613.3 million (1.5% of total life insurance in force) at December 31, 2013 and $612.9 million (1.5% of total life insurance in force) at December 31, 2012. Premiums and product charges assumed totaled $0.8 million in 2013, $0.6 million in 2012 and less than $0.1 million in 2011. Insurance benefits assumed totaled $1.7 million in 2013 and $0.3 million in 2012. No insurance benefits were assumed in 2011.

Policy Provisions

Analysis of the Value of Insurance In Force Acquired

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$32,500	$38,063	$33,403
Accretion of interest during the year	902	1,067	1,266
Amortization of asset	(3,467)	(6,630)	3,394
Balance prior to impact of net unrealized investment gains and losses	29,935	32,500	38,063
Impact of net unrealized investment gains and losses	(6,356)	(15,346)	(12,281)
Balance at end of year	$23,579	$17,154	$25,782

We periodically revise key assumptions used in the calculation of the value of insurance in force acquired through an "unlocking" process, which increased amortization $2.6 million in 2012. As described in Note 1, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force acquired, resulting in a $6.9 million reduction in amortization. Net amortization, based on expected future gross profits/margins, for the next five years is expected to be as follows: 2014 – $2.8 million; 2015 – $2.8 million; 2016 – $2.5 million; 2017 – $2.5 million; and 2018 – $2.4 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in separate accounts of reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDBs), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the

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contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2013		December 31, 2012
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$195,593	$791	$178,443	$1,346
Return the greater of highest anniversary value or net deposits	315,176	3,150	282,973	7,177
Incremental death benefit	283,556	57,964	252,925	35,502
Guaranteed minimum income benefit	42,850	–	38,072	–
Total		$61,905		$44,025

The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs, or GMIBs determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $2.4 million at December 31, 2013 and $1.9 million at December 31, 2012. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 63 years at December 31, 2013 and 60 years at December 31, 2012. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.3 million for 2013, $0.2 million for 2012 and $0.3 million for 2011.

5. Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and certain of its subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred tax assets related to unrealized losses on our investments are temporary as we have the ability to hold the investments until maturity, at which time, the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2013 and 2012.

Income Tax Expenses (Credits)

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before noncontrolling interest and equity income (loss):
Current	$50,203	$26,573	$39,678
Deferred	2,495	17,724	1,690
	52,698	44,297	41,368
Equity income (loss)	(11,050)	(6,260)	(890)
Taxes provided in consolidated statements of changes in stockholder's equity:
Accumulated other comprehensive income	(93,989)	64,004	72,313
	$(52,341)	$102,041	$112,791
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Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Income before income taxes, noncontrolling interest and equity income (loss)	$158,506	$132,711	$127,521
Income tax at federal statutory rate (35%)	$55,477	$46,449	$44,633
Tax effect of:
Tax-exempt dividend and interest income	(2,793)	(1,741)	(2,231)
Gain on sale of home office building	(46)	(46)	(369)
Other items	60	(365)	(665)
Income tax expense	$52,698	$44,297	$41,368

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2013	2012
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$22,754	$20,874
Accrued benefit and compensation costs	6,548	7,846
Accrued dividends	2,396	2,416
Other	3,848	2,028
	35,546	33,164
Deferred income tax liabilities:
Fixed maturity and equity securities	89,073	218,675
Deferred acquisition costs	66,583	24,825
Value of insurance in force acquired	8,253	6,004
Property and equipment	2,257	1,576
Other	6,468	10,666
	172,634	261,746
Net deferred income tax liability	$137,088	$228,582

We recognize the benefits of uncertain tax positions in accordance with the provisions of the FASB interpretation on accounting for uncertainty in income taxes. At December 31, 2013 and 2012, our reserve for uncertain tax positions was less than $0.2 million. Unrecognized tax benefits included in our reserve, if recognized, would impact our effective tax rate, although we do not expect these impacts to be material. We recognized interest related to unrecognized tax benefits in interest expense and related penalties in other expenses. We do not expect any significant increases or decreases in the amount of our reserve for uncertain tax positions within the next twelve months. Other than 2007, we are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2010.

We are continuing to invest in low income housing tax credit partnerships which generate pre-tax losses but after tax gains as the related tax credits are realized. The timing of the realization of tax credits is subject to fluctuation from period to period due to the timing of housing project completions and when tax credits are approved. These tax credits, which are reported in equity income, totaled $9.8 million in 2013, $5.7 million in 2012 and $1.0 million in 2011. In addition, in 2011 we reported $0.5 million of tax credits in tax expense.

6. Comprehensive Income

Comprehensive income includes net income, as well as other comprehensive income items not recognized through net income. Other comprehensive income includes unrealized gains and losses on our available-for-sale securities and certain interest rate swaps held in prior years, as well as the unfunded obligation for postretirement benefit plans. These items are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder's equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive

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Income, excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses	Underfunded Status of Postretirement Benefit Plans	Total
	(Dollars in thousands)
Balance at January 1, 2011	$59,502	$(16,346)	$104	$43,260
Other comprehensive income before reclassifications	132,101	9,283	–	141,384
Reclassification adjustments	(2,820)	(4,261)	(5)	(7,086)
Balance at December 31, 2011	188,783	(11,324)	99	177,558
Other comprehensive income before reclassifications	126,591	9,453	–	136,044
Reclassification adjustments	(11,099)	(5,984)	(96)	(17,179)
Balance at December 31, 2012	304,275	(7,855)	3	296,423
Other comprehensive income before reclassifications	(169,744)	9,284	–	(160,460)
Reclassification adjustments	(11,539)	(2,690)	134	(14,095)
Balance at December 31, 2013	$122,992	$(1,261)	$137	$121,868

(1)  Unrealized net investment gains (losses) relate to available-for-sale securities and includes the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2013
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Status of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(18,562)	$–	$–	$(18,562)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	809	112	–	921
Other than temporary impairment losses	–	(4,250)	–	(4,250)
Other expenses: Amortization of unrecognized postretirement items – net actuarial loss	–	–	206	206
Reclassifications before income taxes	(17,753)	(4,138)	206	(21,685)
Income taxes	6,214	1,448	(72)	7,590
Reclassification adjustments	$(11,539)	$(2,690)	$134	$(14,095)

32

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2012
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Status of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(18,086)	$–	$–	$(18,086)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	1,010	166	–	1,176
Other than temporary impairment losses – (9,372) – (9,372) Other expenses: Amortization of unrecognized postretirement items – net actuarial loss	–	–	(147)	(147)
Reclassifications before income taxes	(17,076)	(9,206)	(147)	(26,429)
Income taxes	5,977	3,222	51	9,250
Reclassification adjustments	$(11,099)	$(5,984)	$(96)	$(17,179)
	Year ended December 31, 2011
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Status of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(5,013)	$–	$–	$(5,013)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	674	–	–	674
Other than temporary impairment losses	–	(6,555)	–	(6,555)
Other expenses: Amortization of unrecognized postretirement items – net actuarial loss	–	–	(8)	(8)
Reclassifications before income taxes	(4,339)	(6,555)	(8)	(10,902)
Income taxes	1,519	2,294	3	3,816
Reclassification adjustments	$(2,820)	$(4,261)	$(5)	$(7,086)

(1)  See Note 2 for further information.

(2)  See Note 7 for further information.

7. Retirement and Compensation Plans

Our parent participates in various defined benefit pension plans, including a multiemployer plan. The multiemployer plan is considered qualified under Internal Revenue Service regulations, and covers employees providing service to us and the employees providing service to other participating companies who have attained age 21, one year of service and were employed prior to January 1, 2013. Benefits are based on years of service and the employee's compensation. Beginning in 2013, no new participants will enter the multiemployer plan and those participants who had not attained age 40 and 10 years of service as of December 31, 2012 will no longer accrue additional years of service in the multiemployer plan. One of these plans provides supplemental pension benefits to employees who were employed prior to January 1, 2013 with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Our share of pension expense for all defined benefit pension plans aggregated $4.6 million in 2013, $4.4 million in 2012 and $3.6 million in 2011.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contributed cash in an amount equal to 100% of an employee's contributions up to 2% or 4% of the eligible compensation contributed by the employee and an amount equal to 50% of an employee's contributions on the next 2% of the eligible compensation contributed by the employee. As shown in the table

33

below, certain employees will also receive an annual discretionary employer contribution based on age plus years of service ranging from 2.75% to 5.75% as a percent of pay. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $1.3 million in 2013, $0.7 million in 2012 and $0.6 million in 2011.

Attained age 40 and 10 years of service at December 31, 2012	Accruing years of service in the Multiemployer Plan	100%Employer Match	50%Employer Match	Discretionary Employer Contribution
Yes	Yes	first 2% of employee's contributions	employee contributions between 2% and 4%	No
No	No	first 4% of employee's contributions	employee contributions between 4% and 6%	2.75 5.75%	% to

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit expense totaled $0.1 million in 2013, 2012 and 2011. Changes in the underfunded status of these plans, reported in other comprehensive income, aggregated $0.2 million in 2013, ($0.1) million in 2012 and less than ($0.1) million in 2011.

8. Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF) and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF is the majority stockholder of our parent, FBL Financial Group, Inc.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly- owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred expenses related to these agreements totaling $2.5 million in 2013, $2.7 million in 2012 and $2.6 million in 2011.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $1.6 million during 2013, $1.7 million during 2012 and $1.2 million during 2011 under these agreements. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.9 million in 2013 and $0.8 million in 2012 and 2011.

FBL Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of- pocket expenses. We incurred expenses totaling $8.4 million during 2013, $7.9 million during 2012 and $6.0 million during 2011 related to these services.

We have service agreements with the Farm Bureau affiliated property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $9.7 million in 2013, $10.0 million in 2012 and $9.7 million in 2011 relating to these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2013, 2012 and 2011. We have similar arrangements

34

with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.8 million in 2013, $1.4 million in 2012 and $1.5 million in 2011.

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation where damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. In recent years, companies in the life insurance and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. We are not aware of any such matters threatened or pending.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims to be paid during the period and a liability is established at each balance sheet date for any unpaid claims. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 10-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2013 is as follows: 2014 – $1.7 million, 2015 – $1.7 million, 2016 – $1.7 million, 2017 – $1.7 million, 2018 – $1.7 million and thereafter, through 2021 – $5.2 million. Rent expense for the lease totaled $3.2 million in 2013, $3.1 million in 2012 and $2.0 million in 2011. These amounts are net of $0.1 million in 2013 and 2012 and $1.1 million in 2011 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $1.1 million at December 31, 2013 and $1.2 million at December 31, 2012.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. We held a liability for guarantee funds of $1.5 million at December 31, 2013 and December 31, 2012, and premium tax offset assets of $2.8 million at December 31, 2013 and $2.7 million at December 31, 2012. Expenses (recoveries) incurred for guaranty fund assessments, net of related premium tax offsets and refunds received, totaled less than $0.1 million in 2013, less than ($0.1) million in 2012 and less than $0.1 million in 2011.

10. Statutory Insurance Information

Our statutory financial statements are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State Iowa (the "Insurance Division"). The Insurance Division has adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (the "Manual") as the prescribed accounting practice for insurance companies domiciled in Iowa. The Insurance Division may permit accounting practices which differ from those prescribed by the Manual. None of our statutory accounting practices differed materially from those prescribed by the Manual. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Our subsidiary, Greenfields, launched in 2013 and is regulated by the Colorado Division of Insurance. Greenfields' operations are immaterial and implicitly included in our statutory financial results below.

Statutory Information

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Net gain from operations (excludes impact of realized gains and losses on investments)	$93,306	$92,988	$87,792
Net income	94,583	86,589	72,653

35

	December 31,
	2013	2012
	(Dollars in thousands)
Capital and surplus	$492,450	$547,398

State laws specify regulatory actions if an insurer's risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company's capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory "authorized control level" RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered. As of December 31, 2013, our total adjusted capital was $558.4 million, resulting in a RBC ratio of 499%, based on company action level capital of $111.8 million.

Our ability to pay dividends to the parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. At December 31, 2013, our statutory unassigned surplus was $359.0 million. The 2013 net gain from operations, which exceeds 10% of statutory surplus, was $93.3 million. We obtained approval from the Insurance Division prior to paying a $120.0 million extraordinary dividend during the third quarter of 2013 and will be required to obtain approval for any dividends paid prior to the fourth quarter of 2014.

11. Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments. Operating income for the three years ended December 31, 2013 represents net income excluding, as applicable, the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from year to year. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

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Financial Information Concerning our Operating Segments

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Operating revenues:
Annuity	$196,504	$191,410	$182,637
Life Insurance	384,071	367,102	353,198
Corporate and Other	82,440	78,837	71,723
	663,015	637,349	607,558
Realized gains (losses) on investments (1)	16,039	1,826	(1,233)
Change in net unrealized gains/losses on derivatives (1)	(2,005)	1,778	(245)
Consolidated revenues	$677,049	$640,953	$606,080
Net investment income:
Annuity	$195,267	$190,630	$181,971
Life Insurance	139,256	137,325	135,395
Corporate and Other	32,736	29,387	24,623
	367,259	357,342	341,989
Change in net unrealized gains/losses on derivatives (A)	(2,005)	1,778	(245)
Consolidated net investment income	$365,254	$359,120	$341,744
Depreciation and amortization:
Annuity	$6,941	$8,492	$8,470
Life Insurance	18,915	26,262	14,923
Corporate and Other	936	(397)	4,575
	26,792	34,357	27,968
Realized gains/losses on investments (1)	972	1,200	663
Change in net unrealized gains/losses on derivatives (1)	–	–	(148)
Consolidated depreciation and amortization	$27,764	$35,557	$28,483
Pre-tax operating income:
Annuity	$61,784	$54,154	$56,845
Life Insurance	46,568	42,191	50,354
Corporate and Other	33,144	32,504	22,715
	141,496	128,849	129,914
Income taxes on operating income	(36,968)	(37,237)	(41,176)
Realized gains/losses on investments (1)	9,794	407	(1,233)
Change in net unrealized gains/losses on derivatives (1)	(1,102)	1,080	(66)
Consolidated net income attributable to Farm Bureau Life Insurance Company	$113,220	$93,099	$87,439

37

Financial Information Concerning our Operating Segments – continued

	December 31,
	2013	2012
	(Dollars in thousands)
Assets:
Annuity	$3,779,977	$3,631,959
Life Insurance	2,790,668	2,614,071
Corporate and Other	1,550,708	1,563,568
	8,121,353	7,809,598
Unrealized gains in accumulated other comprehensive income (2)	187,415	442,427
Consolidated assets	$8,308,768	$8,252,025

(1)  Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, value of insurance in force acquired and income taxes attributable to these items.

(2)  Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired and deferred income taxes attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill was allocated to the Annuity ($3.9 million) and Life Insurance ($6.1 million) segments at December 31, 2013 and 2012.

Premium Concentration by State

	Year ended December 31,
	2013	2012	2011
Life and annuity collected premiums:
Iowa	27.6%	28.7%	27.8%
Kansas	20.0	21.9	19.4
Oklahoma	7.7	7.3	8.8

38

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

The Prospectus consisting of 169 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:

David A. McNeill, Esquire
Sutherland Asbill & Brennan LLP
Ernst & Young LLP, Independent Registered Public Accounting Firm
Carolyn Eddy Langenwalter, FSA, MAAA, Life Product Development and Pricing Vice President

The following exhibits:

1.A.	1.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(5)

	2.	None.

	3.	(a)	Underwriting Agreement.(13)

		(b)	Career Agent’s Contract.(8)

		(c)	Commission Schedules. (See Exhibit 3(b)(I) above.)(8)

		(d)	Paying Agent Agreement(8)

	4.	None.

	5.	(a)	Form of Policy.(1)

		(b)	State variation of Form of Policy.(1)

		(c)	Form of Application.(1)

		(d)	Revised Policy Form.(2)

		(e)	1995 Revised Policy Form.(3)

		(f)	Accelerated Death Benefit Rider.(3)

		(g)	1996 Revised Policy Form(4)

		(h)	1996 Revised Application Form(4)

		(i)	Death Benefit Guarantee Rider(7)

	6.	(a)	Certificate of Incorporation of the Company.(5)

		(b)	By-Laws of the Company.(5)

	7.	(a)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(10)

		(b)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(10)

	(c)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(10)

8.	None.

9.	(a)	Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(16)

	(a)(1)	Administrative Services Agreement.(16)

	(a)(2)	Amended and Restated Service Contract.(16)

	(a)(3)	Service Agreement.(16)

(b)	Participation Agreement relating to Federated Insurance Series Fund (17)

(b)(1)	Shareholder Information Agreement (Rule 22c-2) (17)

(b)(2)	Amendment to Participation Agreement (17)

(c)	Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds.(13)

(c)(1)	Shareholder Information Agreement (Rule 22c-2).(12)

(d)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(6)

(d)(1)	Amended Schedule to Participation Agreement.(9)

(d)(2)	Shareholder Information Agreement (Rule 22c-2).(12)

(d)(3)	Amended Schedule to Participation Agreement.(13)

(e)	Participation Agreement relating to American Century Funds.(11)

(e)(1)	Amendment to Shareholder Services Agreement.(11)

(e)(2)	Amendment to Participation Agreement.(13)

(e)(3)	Amendment to Shareholder Services Agreement.(13)

(e)(4)	Shareholder Information Agreement (Rule 22c-2).(12)

(e)(5)	Novation Agreement relating to American Century Investment Services, Inc. (15)

(f)	Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(9)

(f)(1)	Amended Schedule to Participation Agreement and 12b-1 Agreement.(11)

(f)(2)	Supplemental Agreement (Rule 22c-2).(12)

(f)(3)	Amended Schedule to Participation Agreement.(13)

(f)(4)	Amended Schedule to Administrative Services Agreement.(13)

(g)	Participation Agreement relating to Franklin Templeton Funds.(9)

(g)(1)	Amendment to Participation Agreement.(13)

(g)(2)	Amendment to Participation Agreement.(11)

(g)(3)	Shareholder Information Agreement (Rule 22c-2).(12)

(g)(4)	Amendment to Participation Agreement.(13)

(g)(5)	Amendment to Participation Agreement.(13)

(g)(6)	Amendment to Participation Agreement(18)

(h)	Participation Agreement relating to JP Morgan Series Trust II.(9)

(h)(1)	Amendment to Participation Agreement (Rule 22c-2).(12)

(h)(2)	Amendment to Participation Agreement. (15)

(h)(3)	Amendment to Supplemental Payment Agreement. (15)

(i)	Participation Agreement relating to Summit Pinnacle Series.(9)

(i)(1)	Shareholder Information Agreement (Rule 22c-2).(12)

(i)(2)	Amendment to Participation Agreement.(13)

(i)(3)	Rule 12b-1 Agreement.(13)

(i)(4)	Amendment to Administrative Services Agreement.(13)

10.	Form of Application (see Exhibit 1.A.(5)(c) above.)

2.	Opinion and Consent of David A. McNeill, Esquire.(19)

3.	Financial Statement Schedules.(19)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

4.	None.

5.	Not applicable.

6.	Opinion and Consent of Carolyn Eddy Langenwalter, Illustration Actuary.(19)

7.	(a) Consent of Ernst & Young LLP(19)

(b) Consent of Sutherland Asbill & Brennan LLP(19)

8.	Memorandum describing the Company’s conversion procedure (included in Exhibit 9 hereto).

9.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(14)

10.	Powers of Attorney.(18), (19)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(6)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(7)

Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on February 26, 2001.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(9)

Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 29, 2005.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 27, 2007.

(13)	Incorporated herein by reference to Post Effective Amendment No. 26 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2008.

(14)	Incorporated herein by reference to Post Effective Amendment No. 27 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2009.

(15)	Incorporated herein by reference to Post Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 28, 2010.

(16)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 29, 2011.

(17)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 27, 2012.

(18)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2013.

(19)	Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 25th day of April, 2014.

FARM BUREAU LIFE ANNUITY ACCOUNT (Registrant)

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman

FARM BUREAU LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Craig D. Hill	Chairman and Director [Principal	April 25, 2014
Craig D. Hill	Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 25, 2014
Donald J. Seibel	[Principal Financial Officer and
Principal Accounting Officer]

*	Director	April 25, 2014
Doyle Johannes

*	Director	April 25, 2014
Steve L. Baccus

*	Director	April 25, 2014
James A. Holte

*	Director	April 25, 2014
Doug Gronau

*	Vice President and Director	April 25, 2014
Leland J. Hogan

*	Director	April 25, 2014
Robert A. Hanson

Signature	Title	Date

*	Director	April 25, 2014
Perry E. Livingston

*	Director	April 25, 2014
James M. McKnight

*	Director	April 25, 2014
Charles E. Norris

*	Director	April 25, 2014
Steve Nelson

*	Director	April 25, 2014
Kevin J. Papp

*	Director	April 25, 2014
Frank S. Priestley

*	Director	April 25, 2014
Kevin G. Rogers

*	Director	April 25, 2014
Calvin Rozenboom

*	Director	April 25, 2014
Phillip J. Sundblad

*	Director	April 25, 2014
Scott E. VanderWal

*	Director	April 25, 2014
Michael S. White

*By:	/s/ David A. McNeill
David A. McNeill
Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

2.	Opinion and Consent of David A. McNeill, Esquire.

3.	Financial Statement Schedules

6.	Consent of Carolyn Eddy Langenwalter, Illustration Actuary

7.(a)	Consent of Ernst & Young LLP

7.(b)	Consent of Sutherland Asbill & Brennan LLP.

10.	Powers of Attorney